SCHEDULE 14A
                                (Rule 14a-101)


                      INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.           )


Filed by the Registrant         [  X  ]

Filed by a Party other than the Registrant   [      ]

Check the appropriate box:

[      ]        Preliminary Proxy Statement

[      ]        Confidential, For Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))

[  X   ]        Definitive Proxy Statement

[      ]        Definitive Additional Materials

[      ]        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           POLAROID CORPORATION
- -----------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


- -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[  X ]     No fee required.



[     ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.



     (1)  Title of each class of securities to which transaction applies:

___________________________________________________________________________


     (2)  Aggregate number of securities to which transactions applies:

___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________


     (4)  Proposed maximum aggregate value of transaction:

____________________________________________________________________________

     (5)  Total fee paid:

____________________________________________________________________________


[     ]   Fee paid previously with preliminary materials:

____________________________________________________________________________



[     ]   Check box if any part of the fee is offset as
          provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
____________________________________________________________________________


     (2)  Form, Schedule or Registration Statement No.:
_____________________________________________________________________________


     (3)  Filing Party:
_____________________________________________________________________________


     (4)  Date Filed:
_____________________________________________________________________________

Polaroid
Corporation

Notice to
Polaroid Stock
Equity Plan
(ESOP) and
Polaroid Profit
Sharing Retirement
Plan Participants
and 1997 Proxy
Statement

Polaroid Corporation
549 Technology Square
Cambridge, Massachusetts 02139


April 7, 1997

To Polaroid Employee Benefit Plan Participants:


    This booklet contains important information to assist you in voting as a participant in one or both of the Polaroid benefit plans under which shares of Polaroid common stock are held in trust: the Polaroid Stock Equity Plan (the "ESOP") and the Polaroid Profit Sharing Retirement Plan. You should refer also to the Company's Annual Report for 1996 and the Voting Instructions card enclosed with this booklet.

    The Company's Annual Meeting will be held on Tuesday, May 6, 1997, for the following purposes:

    1. To elect eleven directors to serve until the next Annual Meeting of Stockholders.
    2. To consider and act upon the Board of Directors Stock Plan -- recommended by the Board of Directors.
    3. To consider and act upon the amendments to the 1993 Polaroid Stock Incentive Plan -- recommended by the Board of Directors.
    4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for 1997 -- recommended by the Board of Directors.
    5. To conduct such other business as may properly come before the meeting.

    You have a right to instruct the Plan Trustee on how to vote your stock. These instructions are confidential. No one from Polaroid will know your decision. Subject to the Plan Trustee's responsibilities under the plans, your shares and fractions of shares will be voted in accordance with your instructions on the enclosed Voting Instructions card. If you do not send in your instructions, your shares will be voted in the same proportion as the shares of other participants from whom instructions are received. Unallocated ESOP shares will be voted in the same proportion as the voting of shares allocated to ESOP participants' accounts.

Sincerely yours,

/s/ Thomas M. Lemberg
    Thomas M. Lemberg
    Senior Vice President, General Counsel and Secretary

SO THAT YOUR STOCK MAY BE VOTED, PLEASE MARK, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURN IT IN THE ENVELOPE PROVIDED NOT LATER THAN APRIL 29, 1997.

Polaroid
Corporation

Notice of
1997 Annual
Meeting of
Stockholders
and Proxy
Statement

Polaroid Corporation
549 Technology Square
Cambridge, Massachusetts 02139


April 7, 1997

To Our Stockholders:


You are cordially invited to attend the Company's 1997 Annual Meeting on Tuesday, May 6, 1997, in Boston, Massachusetts.

The meeting will begin at 4:00 p.m. at the Cahners Theater, located at the Museum of Science.

The principal items of business will be the election of directors, approval of the Board of Directors Stock Plan, approval of the amendments to the 1993 Stock Incentive Plan and the ratification of the appointment of independent auditors. I will also report on the progress of the Company during the past year and answer stockholder questions.

The vote of every stockholder is important. Please note that returning your completed proxy will not prevent you from voting in person at the meeting if you wish to do so. Your cooperation in signing, dating and returning your proxy promptly will be greatly appreciated.

Sincerely yours,

/s/ Gary T. DiCamillo
    Gary T. DiCamillo
    Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING


To the Stockholders:

The Annual Meeting of Stockholders of Polaroid Corporation will be held on Tuesday, May 6, 1997 at 4:00 p.m. at the Cahners Theater, located at the Museum of Science, Boston, Massachusetts, for the following purposes:

1. To elect eleven directors to serve until the next Annual Meeting of Stockholders.

2. To consider and act upon the Board of Directors Stock Plan -- recommended by the Board of Directors.

3. To consider and act upon the amendments to the 1993 Polaroid Stock Incentive Plan -- recommended by the Board of Directors.

4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for 1997 -- recommended by the Board of Directors.

5. To conduct such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 7, 1997 are entitled to vote at the meeting.

By order of the Board of Directors,

/s/ Thomas M. Lemberg
    Thomas M. Lemberg
    Senior Vice President, General Counsel and Secretary

April 7, 1997





                            YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             POLAROID CORPORATION
                               PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Polaroid Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on Tuesday, May 6, 1997, and any adjournment.

All holders of record of common stock of the Company as of the close of business on March 7, 1997, the record date, are entitled to vote at the meeting. As of that date, 44,822,502 shares of common stock of the Company were outstanding. Each share is entitled to one vote. A favorable vote of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote is required for the approval of each of the proposals described in this proxy statement.

If a proxy is signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Proxies indicating stockholder abstentions will, in accordance with Delaware law, be counted as represented at the meeting for purposes of determining whether there is a quorum present, but will not be voted for or against the proposal. However, the effect of marking a proxy for abstention on any proposal other than for the election of directors has the same effect as a vote against the proposal. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum, but will not be voted on such matter and will not be counted for purposes of determining the number of votes cast on such matter.

A stockholder may sign and return a proxy without instructions as to one or more proposals. If the shares represented by the proxy are not held by a broker, the shares will be voted on those proposals in accordance with the recommendations of the Board. If the shares are held by a broker and the broker in turn submits a proxy covering the shares, the shares will, with respect to issues on which the broker is empowered to act, be counted as present at the meeting and voted in accordance with any instructions the broker may give. In the absence of such instructions the shares will be voted with respect to those issues in accordance with the recommendations of the Board.

At any time before a proxy is voted it may be revoked by the stockholder by whom it was submitted.

For participants in the Company's Automatic Dividend Reinvestment Plan, proxies representing shares of common stock held of record will also represent shares held under that plan.

The approximate date on which this proxy statement and proxy are first being sent to stockholders is April 7, 1997.

ELECTION OF DIRECTORS
At the Annual Meeting, eleven directors will be elected to hold office until the next Annual Meeting and until their respective successors are elected and qualify. All nominees have consented to be named in this proxy statement and to serve if elected.

All nominees except Ronald F. Olsen were elected directors at the last Annual Meeting.

The following information is submitted respecting the nominees for election:

-----------------   Gary T. DiCamillo, 46, has been a director since 1995. He is
Photo of            Chairman and Chief Executive Officer of the Company. Prior
Gary T. DiCamillo   to joining the Company in 1995, he was employed at Black &
                    Decker Corporation. From 1993 to 1995, he was Group Vice
                    President of Black & Decker Corporation and President of its
                    Power Tools and Accessories business. From 1988 to 1993, he was President of the North America Power Tools business at
                    Black & Decker Corporation. He is also a director of Pella
-----------------   Corporation and Sheridan Group.

-----------------   Ralph E. Gomory, 67, has been a director since 1993. He is
Photo of            President of the Alfred P. Sloan Foundation (a philanthropic
Ralph E. Gomory     foundation) and has held that position since 1989. He is
                    also a director of Ashland, Inc., Bank of New York, Lexmark
-----------------   International, Inc., and Washington Post Company.

-----------------   Frank S. Jones, 68, has been a director since 1973. He is
Photo of            Distinguished Leadership Professor for the current academic
Frank S. Jones      year at Morehouse College in Atlanta, Georgia. From 1992 to
                    1996, he was Professor Emeritus of Massachusetts Institute
                    of Technology and prior to that, Ford Professor of Urban
                    Affairs. He is also a director of Scientific Games Holdings
-----------------   Corporation.

-----------------   John W. Loose, 55, has been a director since 1994. He is the
Photo of            President of Corning Communications, Corning, Inc. (a
John W. Loose       manufacturer of advanced glass materials and components).
                    From 1993 to April 1996, he was the Executive Vice President
                    of Corning, Inc. and also President and CEO of Corning
                    Consumer Products Company. From 1990 to 1993, he was
                    Executive Vice President, Information Display Group, of
-----------------   Corning, Inc. He is also a director of Corning, Inc.

-----------------   Albin F. Moschner, 44, has been a director since 1994. Since
Photo of            August 1996, he has been Vice Chairman of DIBA Inc. (a
Albin F. Moschner   computer software company). From April 1995 to July 1996, he was President and Chief Executive Officer of Zenith
                    Electronics (a TV manufacturer). From August 1993 to April
                    1995, he was President and Chief Operating Officer, Zenith
                    Electronics, and from October 1991 to April 1995, he was
                    Senior Vice President, Zenith Electronics. He is also a
                    director of Pella Corporation and Wintrust Financial
-----------------   Corporation.

-----------------   Kenneth H. Olsen, 71, has been a director since 1975. Since
Photo of            August 1995, he has been Chairman of Advanced Modular
Kenneth H. Olsen    Solutions, Inc. (a supplier of client server computing and consulting services). He has been retired since October
                    1992. Prior to October 1992, he was the President, Chief
                    Executive Officer and a director of Digital Equipment
                    Corporation (a manufacturer of computer and peripheral
-----------------   equipment).

-----------------   Ronald F. Olsen, 56, has been a director since July 1996.
Photo of            Since October 1996, he has been a Technical Specialist for
Ronald F. Olsen     the Company. From 1992 to October 1996, he was a Mechanical
-----------------   Specialist for the Company.

-----------------   Ralph Z. Sorenson, 63, has been a director since 1984.
Photo of            Since July 1993, he has been Professor Emeritus, University
Ralph Z. Sorenson   of Colorado. From July 1992 to July 1993, he was Dean of the
                    College of Business at the University of Colorado. From
                    September 1989 until July 1992, he was an Adjunct Professor at Harvard Business School. Prior to that time, he was the
                    Chairman of the Board, President and Chief Executive Officer
                    of Barry Wright Corporation. He is also a director of Eaton
                    Vance Corporation, Exabyte Corporation, Houghton Mifflin
                    Company, Sweetwater, Inc., Whole Foods Market, Inc., and
-----------------   Xenometrix, Inc.

-----------------   Delbert C. Staley, 72, has been a director since 1989. He
Photo of            has been retired since October 1991. From October 1989 until
Delbert C. Staley   October 1991, he was Chairman of the NYNEX International
                    Management Committee, and a Director of NYNEX Corporation.
                    From 1983 until his retirement in September 1989, he was
                    Chairman, Chief Executive Officer and a Director of NYNEX
                    Corporation. Mr. Staley is a director of Digital Equipment
                    Corporation; SRA International, Inc.; and a member of the
                    Board of Advisers of the Cassidy Companies, Inc. He is
                    Chairman of Alcatel Network Systems, Inc.; Chairman of the
                    Board of the Asian Infrastructure Telecommunications Fund;
                    and Principal of East Haven Investments, Ltd. He is a member of the Board of Managers of Rose-Hulman Institute of
                    Technology, and a member of the Board of Trustees of the New
-----------------   York Racing Association, Inc.

-----------------   Bernee D. L. Strom, 49, has been a director since May 1996.
Photo of            Since April 1995, she has been President and Chief Executive
Bernee D. L. Strom  Officer of USA Digital Radio Partners, LP (a communication and technology company), a partnership between Gannett Co.,
                    Inc. and Westinghouse Electric Corporation. From 1990 to
                    present, she has been President and Chief Executive Officer of The Strom Group (consultants for start-up and turnaround technology companies). From 1990 to 1994, she was President and Chief Executive Officer of MBS Technologies, Inc. She is
                    also a director of DDL Electronics Inc., a director of Krug
                    International, a former director of Software Publishing
                    Corporation and a member of the Board of Advisors of the J.
                    L. Kellogg Graduate School of Management of Northwestern
-----------------   University.

-----------------   Alfred M. Zeien, 67, has been a director since 1985. Since
Photo of            February 1991, he has been Chairman of the Board and Chief
Alfred M. Zeien     Executive Officer of The Gillette Company (a manufacturer of consumer products). From January 1991 to February 1991, he was President and a director and prior to that time Vice
                    Chairman of the Board of The Gillette Company. He is also a director of Bank of Boston Corporation, The Gillette
                    Company, Massachusetts Mutual Life Insurance Company, and
-----------------   Raytheon Company.

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information with respect to shares of common stock owned by beneficial owners of more than 5% of the outstanding common stock of the Company as of December 31, 1996 and (i) the CEO and the four other most highly compensated executive officers of the Company during 1996;
(ii) each director of the Company; and (iii) all directors and executive officers as a group as of January 22, 1997. Individuals have sole voting and investment power with regard to the stock unless otherwise indicated in the footnotes.
                                                 Common Stock
                                                 Beneficially         Percent of
Name                                             Owned(1)(2)          Class
-----------------------------------------------------------------------------
EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------

Gary T. DiCamillo                                  102,500(3)             *
Enrico I. Ancona                                    12,150                *
Robert M. Delahunt                                  30,764                *
William J. O'Neill, Jr.                             62,268                *
Carole J. Uhrich                                    24,516                *
Ralph E. Gomory                                      4,750                *
Frank S. Jones                                       5,500(4)             *
John W. Loose                                        3,500                *
Albin F. Moschner                                    2,500                *
Henry Necarsulmer                                    9,000(5)             *
Kenneth H. Olsen                                     7,000(6)             *
Ronald F. Olsen                                      1,711                *
Lester Pollack                                       5,000(5)             *
Charles P. Slichter                                  5,200(5)(7)          *
Ralph Z. Sorenson                                    5,200                *
Delbert C. Staley                                    5,200                *
Bernee D. L. Strom                                     100                *
Alfred M. Zeien                                      5,400                *
All directors and executive officers as a group    292,259                *
  (20 persons)

----------
See footnotes on next page.

                                                 Common Stock
                                                 Beneficially         Percent of
Name                                             Owned(1)(2)          Class
--------------------------------------------------------------------------------
FIVE PERCENT OWNERS
-------------------
NationsBank, N.A. (South)                        7,490,069(8)           16.7%
  600 Peachtree Street, N. E.
  7th Floor Plaza
  Atlanta, Georgia 30308

Harris Associates L.P.                           5,556,250(9)           12.4%
  Two North LaSalle Street, Suite 500
  Chicago, Illinois 60602-3790

Putnam Investment, Inc.                          5,223,063(10)          11.7%
  One Post Office Square
  Boston, Massachusetts 02109

FMR Corp.                                        3,046,433(11)           6.8%
  82 Devonshire Street
  Boston, Massachusetts 02109

Mellon Bank Corporation                          2,477,180(12)           5.5%
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
--------------------------------------------------------------------------------
*Less than 1%

 (1) The number of shares set forth opposite the name of each director or executive officer includes the following numbers of shares obtainable upon the exercise of stock options under the Polaroid Stock Incentive Plan or the Board of Directors Stock Option Plan within 60 days of January 22, 1997: 62,500 for Mr. DiCamillo; 11,875 for Mr. Ancona; 25,586 for Mr. Delahunt; 56,550 for Mr. O'Neill; 20,223 for Ms. Uhrich; 0 for Mr. R. Olsen; and 5,000 shares for each other director (with the exception of Mr. Gomory who holds 3,750 options which are exercisable, Mr. Loose and Mr. Moschner each of whom holds 2,500 options which are exercisable, and Ms. Strom who holds no options which are exercisable), and 225,484 for all directors and executive officers as a group.

 (2) Includes the following numbers of allocated shares under the Polaroid Stock Equity Plan (the "ESOP") and shares under the Polaroid Profit Sharing Retirement Plan: 0 for Mr. DiCamillo, 275 for Mr. Ancona, 5,082 for Mr. Delahunt, 5,718 for Mr. O'Neill, 4,293 for Ms. Uhrich, and 17,079 for all directors and named executive officers as a group.

 (3) Includes 35,000 shares of restricted common stock as to which Mr. DiCamillo has sole voting power, of which 15,000 shares were granted in February 1996 (see Footnote (3) to Summary Compensation Table) and of which 20,000 shares were granted in December 1995.

 (4) Mr. Jones disclaims beneficial ownership of 100 shares.

 (5) Member of the Board of Directors not standing for re-election.

 (6) Includes 2,000 shares held in a revocable trust created by Mr. K. Olsen. Mr. Olsen does not have investment power with respect to such shares.

 (7) Includes 200 shares over which Dr. Slichter has shared investment power.

 (8) Includes 7,490,069 shares (16.7%) held by NationsBank, N.A. (South) ("NB-Georgia"), as Trustee for the ESOP, of which 6,541,501 shares have been allocated to the accounts of the ESOP participants and 948,568 shares are unallocated. NationsBank Corporation ("NationsBank"), the parent holding company of NB-Georgia, beneficially owns (directly and through subsidiaries) 7,530,655 shares (16.8%), which includes 7,490,069 ESOP shares. Of the 40,586 additional shares, NationsBank has sole voting power over 23,862 shares, shared voting power over 2,700 shares, sole dispositive power over 33,700 shares and shared dispositive power over 3,150 shares.

 (9) Harris Associates L.P. ("Harris") is an Investment Adviser and Harris Associates, Inc. is the sole General Partner of Harris with shared power to vote or to direct the vote of 5,556,250 shares, sole power to dispose or to direct the disposition of 1,794,256 shares and shared power to dispose or to direct the disposition of 3,762,000 shares.

(10) Putnam Investments Inc. is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. and wholly owns two registered investment advisers:
     Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc. Putnam Investments, Inc. has shared voting power over 87,163 shares and shared dispositive power over 5,223,063 shares.

(11) FMR Corp. has sole power to vote or to direct the vote over 158,054 shares, shared power to vote or to direct the vote over 1,300 shares, sole power to dispose or to direct the disposition over 3,045,133 shares and shared power to dispose or to direct the disposition over 1,300 shares.

(12) Mellon Bank Corporation, as parent holding company and its subsidiaries in their various fiduciary capacities, have sole voting power over 1,733,000 shares, shared voting power over 185,000 shares, sole dispositive power over 2,042,000 shares and shared dispositive power over 444,000 shares.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Executive Committee is composed of Gary T. DiCamillo (Chairman), Ralph E. Gomory, Henry Necarsulmer, Kenneth H. Olsen and Charles P. Slichter. The Executive Committee may, between meetings of the Board of Directors, exercise all the powers of the Board except as to matters for which Board action is specifically required by law.

The Audit Committee is composed of Henry Necarsulmer (Chairman), Ralph E. Gomory, Frank S. Jones, Albin F. Moschner, Ralph Z. Sorenson and Delbert C. Staley. The Audit Committee monitors, on behalf of the Board of Directors, the adequacy and effectiveness of the internal and external audit functions, the system of internal accounting controls, financial accounting and reporting and the adequacy and effectiveness of systems for ensuring compliance with federal, state and local laws and regulations.

The Human Resources Committee is composed of Delbert C. Staley (Chairman), Frank S. Jones, John W. Loose, Lester Pollack, Ralph Z. Sorenson, Bernee D.L. Strom and Alfred M. Zeien. The functions of the Committee include recommending to the Board of Directors the remuneration of the Company's officers and other senior personnel and proposing the adoption of various employee benefit plans in which directors, officers and senior personnel are eligible to participate.

The Committee on Directors is composed of Alfred M. Zeien (Chairman), Kenneth
H. Olsen, Lester Pollack and Charles P. Slichter. The Committee recommends nominees to the Board of Directors.

The Committee of Outside Directors is composed of the non-employee directors, Ralph E. Gomory, Frank S. Jones, John W. Loose, Albin F. Moschner, Henry Necarsulmer, Kenneth H. Olsen, Lester Pollack, Charles P. Slichter, Ralph Z. Sorenson, Delbert C. Staley, Bernee D.L. Strom and Alfred M. Zeien. The Committee meets regularly to consider matters of corporate governance, including such matters suggested by any of its own members.

During 1996, the numbers of meetings of the Board of Directors and of the Executive Committee, Audit Committee, Human Resources Committee, Committee on Directors, and the Committee of Outside Directors were, respectively, 9, 1, 3, 4, 3, and 1. The average attendance of directors at meetings of the Board of Directors was 92%. All current directors attended 75% or more of the aggregate of the meetings of the Board and meetings of Committees of the Board on which they served except Mr. Gomory, whose attendance was 56% and Mr. Loose whose attendance was 67%.

Henry Necarsulmer, Lester Pollack and Charles Slichter will be retiring from the Board of Directors.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Directors' fees are paid only to directors who are not employees of the Company. Effective January 1, 1997, and subject to stockholder approval as set forth below, each such director standing for re-election will be paid a retainer of $30,000 per year, of which $10,000 will be granted as unrestricted common stock. This stock grant will be based on the fair market price of common stock on May 1st of each year. Other compensation paid to directors includes $1,500 for each Board or Committee meeting a director attends; $2,000 per year for the Chairperson of each Committee; and an additional fee of between $750 to $1,500, depending on the time commitment by directors consulting with management.

Pursuant to the terms of the Polaroid Board of Directors Stock Option Plan, a one-time grant of an option to purchase 3,000 shares of common stock was made to each non-employee director on April 24, 1990, or, if later, the date the director joined the Board. Options are valued at the fair market value on the date of grant. In addition, a one-time grant of an option to purchase 2,000 shares of common stock was awarded to each non-employee director who was a director on July 25, 1995. Under the Board of Directors Stock Plan, a stock option grant of 1,500 options will be granted each year to each non-employee member of the Board who is 68 years old or younger. As set forth in the Board Proposal, the Board of Directors Stock Plan will allow more flexibility in common stock awards in lieu of future accruals under the Board of Directors Retirement Plan.

Polaroid has had a Board of Directors Retirement Plan for each retired non-employee director who has served for at least five years. This plan is available to current retirees and directors who are 68 years of age or older. Any non-employee director who is younger than 68 years of age as of December 31, 1996 will receive no future accrual under this plan.

BOARD PROPOSAL -- TO APPROVE THE BOARD OF DIRECTORS STOCK PLAN
Subject to stockholder approval, the Board of Directors has approved the adoption of the Board of Directors Stock Plan, which shall replace the Board of Directors Stock Option Plan.

The purpose of the Polaroid Board of Directors Stock Plan (the "Plan") is to promote the growth and success of the Company by aligning the compensation of non-employee directors more directly with stockholder value. The Board of Directors believes that the Company's ability to attract and retain capable persons as independent directors will be enhanced if the Company can provide its non-employee directors with stock options, stock appreciation rights, restricted and unrestricted stock and other awards under the Plan, and that the Company will benefit from encouraging a sense of proprietorship in its non-employee directors and stimulating the active interest of such persons in the development and financial success of the Company.

Accordingly, the Board of Directors of the Company has adopted the Plan, subject to stockholder approval. The Plan and all awards under the Plan granted prior to the Annual Meeting are subject to, and will become effective upon, approval of the Plan by the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Meeting. The following description of the Plan is subject to, and qualified in its entirety by reference to, the Plan.

Under the Directors Stock Plan, a committee of the Board consisting of non-employee directors (the "Committee") has the authority to grant to non-employee directors awards consisting of options, stock appreciation rights, restricted stock or any other form of award. Under the Plan, the number of shares of common stock of the Company or stock equivalents which may be granted to non-employee directors under all forms of awards may not exceed 300,000 shares plus the number of shares available for grant under the Polaroid Board of Directors Stock Option Plan approved by the Company's shareholders in 1990 (the "1990 Plan"). As of January 31, 1997, there were 28,750 shares reserved for future grants under the 1990 Plan. No grants will be made under the 1990 Plan after the Directors Stock Plan is approved by the stockholders. The shares of stock that are to be counted against the 300,000 share maximum include stock issued or issuable pursuant to options, stock subject to stock appreciation rights (other than stock appreciation rights granted in tandem with options) and stock issued as or subject to issuance as restricted stock or unrestricted stock.

Stock options granted under the Plan shall have an exercise price not less than fair market value of a share of stock on the date of grant and shall have a term, vesting schedule and other terms and conditions as may be established by the Committee in its discretion. The Committee may at any time accelerate the date or dates such options are exercisable and otherwise waive or amend any conditions of the grant. Under the Plan, stock appreciation rights may be granted by the Committee in tandem with or independently of stock options and shall be subject to such terms and conditions as may be determined from time to time by the Committee. The exercise price of stock appreciation rights may not be less than the fair market value of a share of stock on the date of grant. The Committee may at any time accelerate the exercisability of any stock appreciation rights and otherwise waive or amend any conditions of the grant of such rights. The Committee may also grant restricted stock or unrestricted stock awards, for any consideration it may determine appropriate and subject, in the case of restricted stock, to such vesting restrictions and other conditions as it determines. Vesting restrictions may include, for example, restrictions related to timing, profitability or increase in share price.

Awards under the Plan may provide for dividends or dividend equivalents as determined by the Committee, to be paid currently or deferred as provided by the Committee.

Awards are to be evidenced by a written agreement in such form and containing such terms and conditions not inconsistent with the Plan as may be established by the Committee. The adoption of the Plan will not affect any other existing or future incentive or compensation plans, and will not preclude the Company from establishing other incentives or other compensation for directors, officers or employees.

The Committee has full authority and sole discretion to determine, consistent with the provisions of the Plan, which non-employee members of the Board shall be granted awards and all terms and conditions of the award, including the option price of any option and the purchase price of any stock grant, to construe and interpret the Plan and related award agreements, to make all of the determinations and all other actions deemed necessary or advisable for the proper administration of the Plan, to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable, and to decide all disputes arising in connection with the Plan.

Awards under the Plan are not assignable or transferable except that the Committee may permit transfer of Awards without consideration to a member of a holder's immediate family, a trust for the benefit of such family members, partnerships in which family members are the only partners, or charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all the terms and conditions of the Plan and applicable award agreement.

If there is a merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend involving Company stock subject to awards under the Plan, the Committee shall make such corresponding adjustments, if any, as deemed appropriate in its discretion and may adjust the number and kind of shares granted under the Plan and subject to outstanding grants as well as the option price of any such grants.

Unless otherwise provided in an award agreement, upon the occurrence of a Trigger Date, (i) stock options and stock appreciation rights shall automatically become fully exercisable, (ii) restrictions and conditions applicable to restricted stock shall be waived and (iii) in the case of any other award, the occurrence shall have the effect as may be provided in the agreement related thereto or in the Committee's procedures. The Plan defines "Trigger Date" to have the same meaning as that term has under the Polaroid Extended Severance Plan, which is described in this Proxy Statement beginning on page 24. During the 90-day period commencing on the Trigger Date, a participant (other than a participant who initiated the event that resulted in the Trigger Date in a capacity other than as an officer or director of the Company) shall have the following rights, except as otherwise provided in the award agreement:

      (i) With respect to options under the Plan or the 1990 Plan that are not accompanied by a stock appreciation right, to elect to surrender all or a portion of the option and receive in cash an amount equal to the excess of the Event Price (defined as described below) over the option exercise price;

     (ii) With respect to stock appreciation rights, to surrender such right and receive an amount equal to the amount the participant would have received had the stock appreciation right been exercised and the fair market value of stock on that date had been the Event Price;

    (iii) With respect to restricted stock for which any required purchase price has been paid, the right to surrender all or a portion of such stock and receive a cash payment equal to the Event Price for each share surrendered; and

     (iv) With respect to any other type of award, the right to take such action or make such election as may be permitted upon a Trigger Date by the applicable award agreement or Committee's procedures.

The Event Price is a price per share of stock equal to the higher of (a) the highest price during the period beginning 90 days prior to the Trigger Date and ending on the last trading day prior to exercise, surrender or election or other action by the award holder or (b) whichever of the following is applicable (or the highest if more than one is applicable): (i) the highest price per share to be paid in a tender or exchange offer in effect during the 90-day period referred to in clause (a), (ii) the fixed or formula price for acquisition of shares of stock in a merger or similar agreement approved by the Company's stockholders or the Board (if such price is then determinable) and (iii) the highest price per share paid or to be paid to any stockholder of the Company in a transaction or a group of transactions (including any tender or exchange offer) giving rise to the occurrence of the Trigger Date. Any consideration other than cash shall be valued by the Committee at the higher of (i) the valuation placed on such consideration by the payer and (ii) the valuation placed on such consideration by the Committee.

Subject to the rights of the participants set forth above, in the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Company stock are exchanged for securities, cash or other property of an unrelated corporation or business entity, or in the event of liquidation of the Company, all outstanding options (including options granted under the 1990 Plan) shall become fully vested and exercisable and the Board of the Company or the board of any corporation assuming the obligation of the Company may, in its discretion, take any one or more of the following actions as to outstanding options: (i) provide that the options shall be assumed or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionee provide that all unexercised options will terminate immediately prior to the consummation of the subject transaction unless exercised by the optionee within a specified period following the date of notice and (iii) in the event of a business combination pursuant to which holders of stock will receive upon consummation a cash payment for shares surrendered, make or provide for a cash payment to optionees equal to the difference between the value of the consideration payable per share of stock pursuant to the combination times the number of shares of stock subject to outstanding options (to the extent then exercisable) and the aggregate exercise price of all such outstanding options. In the event that options will terminate upon consummation of such a transaction, each optionee will be permitted, within a period determined by the Committee, to exercise all outstanding options then exercisable and, subject to consummation of the transaction, all options that would become vested and exercisable solely as a result of such transaction.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following summary generally describes the principal Federal income tax consequences of awards made pursuant to the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to the Company or a particular participant. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder relating to these matters are complicated, and their impact in any one case may depend upon the particular circumstances. In each case as noted below, the Company's right to a deduction will be limited to the extent that the amount paid or incurred represents reasonable compensation and an ordinary and necessary business expense.

Options. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of section 422 of the Code. In general, the grant of a nonqualified option will not result in taxable income to the recipient or a deduction to the Company for Federal income tax purposes. Upon exercise of a nonqualified option, the Company will be entitled to a tax deduction for Federal income tax purposes, and the option holder will recognize ordinary income. The amount of such deduction and income will generally equal the amount by which the fair market value of the shares acquired on the date the option is exercised exceeds the option exercise price of such shares, if the shares issued upon such exercise are transferable and not subject to a substantial risk of forfeiture at such time. In general, the stock issued on exercise of an option granted under the Plan will be transferable and not subject to a substantial risk of forfeiture at the time issued. If an option is exercised through the use of stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. Any difference between the basis of the stock acquired through the exercise of a nonqualified option (the option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will generally be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale.

Stock Appreciation Rights. For Federal income tax purposes, the grant of a stock appreciation right ("SAR") will generally not result in taxable income to the recipient or a tax deduction to the Company. Upon exercise, the amount of any cash and the fair market value of any shares received by the holder, less cash or other consideration paid (if any), is taxed to the holder as ordinary income and the Company will receive a corresponding income tax deduction.

Restricted Shares. Generally, the award of restricted shares will not result in taxable income to the recipient or a tax deduction to the Company for Federal income tax purposes. Upon expiration of the restriction period applicable to the restricted shares awarded, the fair market value of such shares at such expiration date, plus the amount of any retained distributions and unpaid dividend equivalents on such shares and any other cash amount awarded in connection therewith, less cash or other consideration paid (if any), will be included in the holder's ordinary income as compensation, except that, in the case of restricted shares issued at the beginning of the applicable restriction period, the holder may elect to include in his or her ordinary income as compensation at the time the restricted shares are awarded, the fair market value of such shares at such time, less any amount paid therefore. Unless such an election is made, any cash dividends or other distributions paid with respect to restricted shares prior to expiration of the applicable restriction period will be included in the recipient's ordinary income as compensation at the time of receipt.

Unrestricted Stock and Other Awards. Generally, a grant of unrestricted stock will result in ordinary income to the recipient and a tax deduction to the Company in the amount of the fair market value of the stock on the date of issuance, less any consideration paid therefore. The Federal income tax consequences of other types of awards will depend on the conditions of the award. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction for the Company occurs only when ordinary income in respect to an award is recognized by the participant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS BOARD PROPOSAL.

BOARD PROPOSAL -- TO APPROVE THE AMENDMENTS TO THE 1993 POLAROID STOCK INCENTIVE PLAN
Subject to stockholder approval, the Board of Directors has approved the adoption of the following amendments to the 1993 Polaroid Stock Incentive Plan.

Approval of the amendments of the 1993 Polaroid Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting.

The Board of Directors believes that the 1993 Polaroid Stock Incentive Plan (the "1993 Plan") has advanced the interests of the Company and the stockholders by affording officers, executives and other key employees of the Company and its subsidiaries an opportunity to increase their proprietary interest in the Company. However, the 1993 Plan as originally adopted does not provide for the granting of any Awards after May 31, 1997. Moreover, the number of shares remaining under the 1993 Plan is insufficient to permit Awards the Company would expect to make in this year and future years pursuant to its normal compensation practices. As of March 7, 1997, approximately 204,731 shares of Common Stock remained available for grant pursuant to the 1993 Plan.

Accordingly, the Board of Directors has adopted, effective March 19, 1997 the 1993 "Plan Amendments" subject to the approval of the stockholders, which, among other things, extends the life of the plan four years and makes an additional 3,500,000 shares of Common Stock available for future grants. The Plan Amendments also provides the Board of Directors with the ability to grant Awards subject to the achievement of specified performance goals and make other changes intended to conform to the requirements of certain provisions of the Securities Exchange Act of 1934 and of the Internal Revenue Code of 1986.

The Company, through the 1993 Plan as amended, seeks to motivate employees and to attract highly competent individuals whose judgment, initiative and continuing effort will contribute to the success of the Company. The following summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan terms.

GENERAL
Subject to adjustment provisions described below, the maximum number of shares of Common Stock and Common Stock equivalents which may be granted in the future to participants under all forms of awards shall not exceed 3,500,000 plus the remaining shares currently available for grant under this Plan and the number of shares that become available under this plan or its predecessor plan due to the lapse, termination or forfeiture of grants. The shares to be issued under the 1993 Plan may be either treasury shares or newly issued shares. Any shares subject to a grant under the 1993 Plan that lapses or is terminated or forfeited for any reason prior to exercise may be made subject to subsequent grants under the 1993 Plan, provided that no monetary benefits of ownership therefrom, such as dividends, were received by the former grantee. At March 7, 1997, under the 1993 Plan 1,473,778 shares of Common Stock (including Restricted Stock) had been issued; there were outstanding performance awards and options of 4,238,513 shares; and, 82,978 shares which have been lapsed or forfeited and cannot be reused. The Committee has granted Options covering shares subject to the approval of the Plan Amendments by the stockholders of the Company. Grants under the Plan may not be made after May 31, 2001.

The Committee will administer the 1993 Plan and will consist of members of the Board of Directors who are not employees of the Company. Within the limits of the Plan, the Committee determines the amounts, times, forms, terms and conditions of grants under the Plan. Participation in the Plan is determined by the Committee and is limited to officers, executives, and other key employees. Approximately 260 employees of the Company and subsidiaries are eligible to participate in the Plan of which there are approximately 26 officers, and 234 executives. The cost of Plan administration and Plan benefit payments shall be borne solely by the Company. Generally, no member of the Board of Directors or the Committee shall be liable for any action or determination taken or made with respect to the Plan. In addition, the Company will indemnify the Board of Directors and the Committee against any losses in connection with administration of the Plan.

As a condition to any grant under the Plan, each participant must enter into an agreement containing such terms and conditions relating to such grant as shall be determined by the Committee consistent with the Plan. In addition, the Committee may from time to time establish procedures governing the administration of the Plan and terms and conditions related to the grant of awards under the Plan.

The Board of Directors may at any time amend, suspend or terminate the Plan without stockholder approval or approval of participants, except that (i) stockholder approval is required if any action may increase the total number of shares of Common Stock subject to the Plan (other than pursuant to the adjustment provisions of the Plan) and (ii) as described below, the approval of participants is required if certain modifications are to be made following an event effectively constituting a change in control of the Company.

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification combination of shares, stock split-up or stock dividend, the Committee shall make such adjustments, if any, to outstanding grants and the Plan as it deems appropriate.

The Plan contains a self-operative provision that modifies any term of the Plan that varies from or conflicts with any applicable Federal or state securities laws and regulations in effect from time to time so that such term conforms to and complies with such laws.

The Plan permits the Committee to determine, at the time of each grant, whether, when and how dividends shall be paid in respect of such grant.

The Plan contains provisions to enable the Company to satisfy its tax withholding obligations pursuant to such arrangements as are satisfactory to the Committee. The Committee may permit participants to pay such taxes through the tender of cash or securities or the withholding of Common Stock or cash to be received through grants or any other arrangement satisfactory to the Committee.

Grants under the Plan that are otherwise subject to vesting over a period of the time can, under certain circumstances, become fully and immediately exercisable or can cease to be subject to applicable restrictions upon certain events effectively constituting a change in control of the Company. Such events (the date on which any such event occurs is referred to as a "Trigger Date") include, at present (i) a change in control within the meaning of certain Federal securities laws; (ii) a specified change in composition of the Company's Board of Directors within two years following the acquisition by a person or group (other than a subsidiary of the Company or an employee benefit plan of the Company or any of its subsidiaries) of 20% or more of the outstanding Common Stock; (iii) following such an acquisition of 20% or more of the outstanding Common Stock, a merger or consolidation involving the Company or a disposition by the Company and its subsidiaries of a major part of the assets of the Company and its subsidiaries; (iv) the acquisition by a person or group (other than a subsidiary of the Company or an employee benefit plan of the Company or any of its subsidiaries) of 30% or more of the outstanding Common Stock; (v) the date stockholders approve either the liquidation of the Company or disposition of substantially all its assets; or (vi) the date stockholders approve any merger or consolidation other than one in which at least 50% of the voting securities of the Company immediately prior thereto remain viable.

The Plan also provides that upon the occurrence of a Trigger Date participants have a 90-day period during which they may settle outstanding grants for cash. In the case of an award granted less than six months prior to the Trigger Date to a participant subject to the restrictions imposed under Section 16(b) of the Securities Exchange Act of 1934, the period during which grants could be so settled would be from the Trigger Date until 90 days after the end of the six-month period following the later of the Approval Date and the date such award was granted. Such cash settlements would be made pursuant to provisions designed to give participants the benefit of the higher of (i) the highest price paid or to be paid for shares of Common Stock in connection with the events related to the occurrence of the Trigger Date and (ii) the highest market price for shares of Common Stock during the period beginning 90 days prior to the Trigger Date and ending on the date a participant elects to exercise such cash settlement right. Such cash settlement rights of a participant may be exercised notwithstanding the termination of the participant's employment with the Company. Any termination or modification of the Plan after a Trigger Date may not adversely affect the cash settlement rights of a participant in respect of such Trigger Date without such participant's consent. The Committee may, prior to a Trigger Date, provide that such cash settlement rights shall automatically be deemed exercised upon the occurrence of a Trigger Date. The provision of such cash settlement rights in respect of grants under the Plan will not reduce the number of shares and share equivalents available for grants under the Plan.

The change in control provisions in the Plan may cause a possible merger, takeover of the Company, acquisition of control of the Company by a principal stockholder or change in management to be more expensive than it would be in the absence of such provisions.

OPTIONS
Options granted under the Plan may be Incentive Stock Options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options not qualifying for treatment as ISOs ("Nonstatutory Stock Options"). The Committee determines the recipients of Options and the terms of the Options, including the number of shares for which an Option is granted, the term of the Option and the time(s) when the Option can be exercised. Restrictions on the exercise of an Option may at the discretion of the Committee be contained in the agreement with the participant or in the Committee's procedures. Each ISO must comply with all the requirements of Section 422 of the Code. The Committee may in its descretion waive any condition or restriction on the exercise of any Option and may accelerate the time at which any Option is exercisable.

The price per share of Common Stock subject to an Option (the "Option Price") is set by the Committee. In the case of ISOs, the Option Prices shall not be less than the fair market value of Common Stock (generally determined to be the last sale price reflected in the New York Stock Exchange Composite Transaction Index) on the date of the grant of the ISOs. As of March 7, 1997, the last sale price of a share of Common Stock as reflected on the New York Stock Exchange Composite Index was $43.75. The Committee also determines the manner in which the Option Price of an Option may be paid, which may include the tender of cash or securities or the withholding of Common Stock or cash to be received through grants or any other arrangement satisfactory to the Committee. In addition, no participant may be granted an Option under this Plan covering more than 250,000 shares of common stock in any one calendar year.

Options are not transferable except by will or the laws of descent and distribution.

SARS
In the discretion of the Committee, SARs may be granted separately or in tandem with the grant of an Option. An SAR is a grant entitling the participant to receive an amount in cash or shares of Common Stock or a combination thereof, as the Committee may determine, having a value equal to (or if the Committee shall determine at the time of grant, less than) the excess of (i) the fair market value on the date of exercise of the shares of Common Stock with respect to which the SAR is exercised over (ii) the fair market value of such shares on the date of the grant (or over the Option Price, if the SAR is granted in tandem with an Option).

An SAR granted in tandem with a Nonstatutory Stock Option may be granted either at or after the time of the grant of the Nonstatutory Stock Option. An SAR granted in tandem with an ISO may be granted only at the time of the grant of the ISO. An SAR granted in tandem with an Option terminates and is no longer exercisable upon the termination or exercise of the related Option. Subject to the limitations set forth in the Plan, SARs shall be subject to such terms and conditions as shall be determined from time to time by the Committee. The Committee at any time may accelerate the exercisability of any SAR and otherwise waive or amend any conditions to the grant of an SAR.

SARs are not transferable except by will or the laws of descent and distribution. In addition, no participant may be granted a Stock Appreciation Right under this Plan covering more than 250,000 shares of Common Stock in any one calendar year.

RESTRICTED STOCK
The Plan provides that the Committee will have discretion to make grants of Restricted Stock. A Restricted Stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant (as determined by the Committee), shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of the grant. Upon (i) the grant of Restricted Stock (or upon payment of the purchase price for Restricted Stock if a purchase price is required) and (ii) recording of the Restricted Stock in the stock ledger of the Company, the recipient may have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights. A grant of Restricted Stock will be subject to non-transferability restrictions, company repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Committee shall impose at the time of grant. Shares of Restricted Stock may not be transferred or otherwise disposed of except as specifically provided for in the Plan.

Upon the grant of a Restricted Stock award, the Committee shall specify the conditions, if any, to be met in order for the restrictions on the shares subject to the grant to lapse and/or the date(s) when the restrictions will lapse. Restrictions may include vesting restrictions based upon matters such as timing, but could also relate to other matters. Subsequent to the lapse of all restrictions on the shares of Restricted Stock, such shares shall cease to be Restricted Stock and shall be deemed "vested". The Committee may in its descretion waive any condition or restriction related to a grant of Restricted Stock or accelerate the date(s) on which a grant of Restricted Stock vests.

In the event of termination of employment of a participant for any reason prior to shares of Restricted Stock becoming vested, the Company has the right, in the discretion of the Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares if acquired at no cost. In addition, no participant may be granted Restricted Stock under this plan covering more than 100,000 shares of Common Stock in any one calendar year.

PERFORMANCE AWARDS
Performance Awards consist of grants made to an eligible person subject to the attainment of one or more performance goals. A Performance Award will be payable solely upon the attainment of one or more pre-established, objective performance goals established by the Committee prior to the earlier of (i) 90 days after the commencement of the period of service to which the performance goals relate, and
(ii) the passage of 25% of the period of service, and in any event while the outcome is substantially uncertain. A performance goal may be based upon one or more business criteria that apply to the individual, one or more business units of the Company or the Company as a whole, and may include one or more of the following: revenue, net income, cash flow (as defined for such purpose by the Committee), stock price, market share, earnings per share, return on equity, return on assets or decrease in cost, economic value added, operating profit, earnings before interest and taxes and gross margin percent. Subject to the foregoing, the terms, conditions and limitations applicable to any Performance Award will be determined by the Committee. Any Performance Awards granted under the 1993 Plan, as amended, will be limited so that no individual may be granted Performance Awards consisting of cash or in any other form permitted thereunder (other than any Awards consisting of Options or other stock based awards not designed to be Performance Awards) in respect of any one-year period having a value determined on the date of grant in excess of $2,000,000.

OTHER AWARDS
In addition to Options, SARs, Restricted Stock, and Performance Awards, the Plan permits the Committee to grant awards consisting of any other form of consideration that the Committee determines is consistent with the purposes of the Plan. The grant of additional types of awards is subject to the overall limitation on the number of shares of Common Stock (or share equivalents) that may be granted under the Plan to participants under all forms of awards. Pursuant to such authority, the Committee could grant awards such as restricted units, phantom stock, stock appreciation shares, limited stock appreciation rights, stock acquisition rights, valuation protection rights, reload options or any other type of award or combination or derivative of various types of awards. The form and terms of any such additional types of awards, as well as the terms and conditions of the grant of any such awards, will be determined by the Committee and set forth in the agreements entered into with participants and in the Committee's procedures. Such grants (including grants of Options, Performance Awards, SARs and Restricted Stock) may be settled at the discretion of the Committee in cash, shares of Common Stock or any combination thereof. Although the Committee has not previously granted awards other than Options, Restricted Stock and Performance Awards future circumstances could result in other forms of awards being granted by the Committee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following summary generally describes the principal Federal income tax consequences of awards made pursuant to the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to the Company or a particular participant. The provisions of the Internal Revenue Code of 1986, as amended (the Code), and the regulations thereunder relating to these matters are complicated, and their impact in any one case may depend upon the particular circumstances. In each case as noted below, the Company's right to a deduction will be limited to the extent that the amount paid or incurred represents reasonable compensation and an ordinary and necessary business expense.

Options. Options granted under the Plan are not intended to be incentive stock options within the meaning of section 422 of the Code. In general, the grant of a nonqualified option will not result in taxable income to the recipient or a deduction to the Company for Federal income tax purposes. Upon exercise of a nonqualified option, the Company will be entitled to a tax deduction for Federal income tax purposes, and the option holder will recognize ordinary income. The amount of such deduction and income will generally equal the amount by which the fair market value of the shares acquired on the date the option is exercised exceeds the option exercise price of such shares, if the shares issued upon such exercise are transferable and not subject to a substantial risk of forfeiture at such time. In general, the Stock issued on exercise of an option granted under the Plan will be transferable and not subject to a substantial risk of forfeiture at the time issued. If an option is exercised through the use of Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. Any difference between the basis of the Stock acquired through the exercise of a nonqualified option (the option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will generally be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale.

Stock Appreciation Rights. For Federal income tax purposes, the grant of a stock appreciation right ("SAR") will generally not result in taxable income to the recipient or a tax deduction to the Company. Upon exercise, the amount of any cash and the fair market value of any shares received by the holder, less cash or other consideration paid (if any), is taxed to the holder as ordinary income and the Company will receive a corresponding income tax deduction.

Restricted Shares. Generally, the award of restricted shares will not result in taxable income to the recipient or a tax deduction to the Company for Federal income tax purposes. Upon expiration of the restriction period applicable to the restricted shares awarded, the fair market value of such shares at such expiration date, plus the amount of any retained distributions and unpaid dividend equivalents on such shares and any other cash amount awarded in connection therewith, less cash or other consideration paid (if any), will be included in the holder's ordinary income as compensation, except that, in the case of restricted shares issued at the beginning of the applicable restriction period, the holder may elect to include in his or her ordinary income as compensation at the time the restricted shares are awarded, the fair market value of such shares at such time, less any amount paid therefore. Unless such an election is made, any cash dividends or other distributions paid with respect to restricted shares prior to expiration of the applicable restricted period will be included in the recipient's ordinary income as compensation at the time of receipt.

Performance Awards. A recipient will recognize ordinary income upon receipt of cash pursuant to a Performance Award or, if earlier, at the time such cash is otherwise made available for the eligible person to draw upon it. In general, a recipient will recognize ordinary income as a result of the receipt of Stock pursuant to a Performance Award in an amount equal to the fair market value of the Stock when such stock is received; provided, however, that if the Stock is not transferable and is subject to a substantial risk of forfeiture when received, the recipient will recognize ordinary income in an amount equal to the fair market value of the Stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient makes an election to be taxed on the fair market value of the Stock when such stock is received.

Incentive Stock Options (ISO). The grant of an ISO does not result in taxable income to a participant. The exercise of an ISO also does not result in taxable income, provided that the employment requirements specified in the Code are satisfied, although such exercise may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands. The statutory holding period is the later of two years from the date the Option is granted or one year from the date the Common Stock is transferred to the participant pursuant to the exercise of the Option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any Federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of (i) the fair market value of Common Stock on the date of the exercise (or later tax recognition date) minus the Option Price, and (ii) the amount realized on disposition minus the Option Price. The Company may deduct for Federal income purposes an amount equal to the ordinary income so realized by the participant.

Unrestricted Stock and Other Awards. Generally, a grant of unrestricted stock will result in ordinary income to the recipient and a tax deduction to the Company in the amount of the fair market value of the stock issued on the date of issuance, less any consideration paid therefore. The Federal income tax consequences of other types of awards will depend on the conditions of the award. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction for the Company occurs only when ordinary income in respect of an award is recognized by the participant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS BOARD PROPOSAL.

BOARD PROPOSAL -- TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

Subject to stockholder ratification, the Board of Directors has appointed KPMG Peat Marwick LLP as the independent auditors of the financial statements of the Company for 1997.

KPMG Peat Marwick LLP has performed audit and non-audit services for the Company for many years. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS BOARD PROPOSAL.

EXECUTIVE COMPENSATION
HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The Human Resources Committee (the "Committee") of the Board of Directors acts as the compensation committee of the Company. The Committee, composed entirely of non-employee directors, makes recommendations to the Board of Directors on the Company's executive compensation policies and practices, as well as the actual compensation to be paid to the CEO and the other executive officers of the Company. The Board of Directors makes the final decisions on executive compensation. None of the members of the Committee receives remuneration from the Company in any capacity other than as a director.

COMPENSATION PHILOSOPHY
One of the most fundamental elements of the Company's compensation policy is to align CEO, executive officers and key employee interests with those of stockholders. This objective is being accomplished in two ways. First, the Board of Directors has developed stock ownership guidelines which require the CEO, executive officers and key employees to own designated amounts of the Company's common stock. Within the next few years, the CEO will be required to own common stock valued at five times base pay, the executive officers three times base pay and other executives one times base pay.

Second, the compensation policy is designed to motivate individuals to achieve maximum levels of performance thereby maximizing stockholder value. A considerable portion of each executive's total compensation is directly related to the success of the Company. This is accomplished by tying the level of CEO and named executives' compensation to corporate, business unit and individual goals aimed at increasing stockholder value. The proportion of an executive's total compensation which is directly related to the achievement of these objectives progressively increases at each higher level of management. This results in the CEO having the largest proportion of his total compensation dependent on the performance of the overall corporate goals and objectives. The Committee believes that the current executive compensation program, which reflects rewards based on enhancement in stockholder value, will contribute to the Company's success.

In determining its executive compensation program, the Committee reviews the compensation practices of a group of ten comparison companies. The Committee considers the following basic compensation components: base salary, annual bonuses and long-term incentive compensation. The Company's comparison group is engaged in diverse photographic, technological and consumer goods businesses. Three of those companies are included in the industry index used by the Company in the Performance Graph on page 26. To provide a broader basis for comparison, the Committee uses an average of the comparison group's compensation information. To calculate the comparison group's average, the Committee relies upon an independent consultant to adjust the compensation information of each company in the group to reflect differences in sales volumes.

COMPONENTS OF COMPENSATION
Base Salary. In 1996, the base salary range for each executive officer was established after considering each executive officer's position, the Company's assessment of the importance of the position to long-term performance objectives of the Company and the base salaries of executives in the Company's comparison group. An actual salary was then determined based on the individual's performance. The base salary for each named executive officer, other than the CEO, remains comparable with the average base salaries of executive officers in similarly held positions in the Company's comparison group.

The CEO's base salary is considerably below the base salaries of CEO's in similarly held positions in the Company's comparison group. While the CEO's salary is periodically reviewed by the Board, and is consistent with the Compensation Philosophy, a higher proportion of the CEO's total compensation is based on the achievement of corporate performance objectives designed to produce long-term growth in stockholder value.

Annual Bonus Awards. The CEO, named executives, and other executives are eligible for annual cash bonuses pursuant to the Polaroid Incentive Plan for Executives. The key factor for determining whether an award will be paid under this plan is Economic Value Added (EVA). EVA is a financial metric which is calculated using profits of the business less a charge for the use of the capital employed to generate those profits. The EVA targets and thresholds are determined by the Board. If the EVA threshold is not met there is no payout of bonus awards.

The bonus award is comprised of three components: a corporate EVA component, a business unit EVA component and a personal component. For the CEO and other executives who are not assigned to a business unit, the annual bonus stems from achieving a corporate EVA target. For executives who are working in business units, a portion of the annual bonus is based on the EVA target for the participant's business unit and the remainder is based upon achieving the corporate EVA target. The personal component is based on performance goals set for the officers and key employees for the year. A participant who achieves his individual performance goals is eligible for part of an annual cash bonus. There is no distribution of awards if the EVA threshold is not reached, except to reward for significant individual achievement. In 1996, the EVA threshold was achieved, but actual EVA was slightly below the corporate target. EVA goals for business units were met with varied results, some reaching their maximum EVA levels; others not reaching the EVA thresholds. Annual bonus awards were made to the CEO and each named executive pursuant to the terms of this Plan. The bonus for each named executive officer, other than the CEO, was comparable with the bonuses of executive officers in similarly held positions in the Company's comparison group. For the CEO, his guaranteed bonus was slightly above that of CEO's in the Company's comparison group. In addition to the annual bonus, Mr. Delahunt received an additional one time award for extraordinary services during the year.

Long-Term Incentives. Pursuant to the Company's stock incentive plan, officers and key employees may receive common stock-based incentive awards as determined by the Committee. Stock-based awards provide incentives for executives to practice long-term strategic management while rewarding for improvement in stockholder value. Most executive awards under this plan are options, which the Board has determined will no longer include dividend equivalents in future grants; however, these options continue to be granted at fair market value. The real compensation gain to the executive will result only upon the appreciation in value of the Company's common stock. The primary factors the Committee takes into account in making awards under the 1993 Polaroid Stock Incentive Plan are:
(i) the executive's level of responsibility in the Company, (ii) the practices of the Company's comparison group, (iii) the likely value of the executive's contributions to the long-term growth of the Company and (iv) restrictions on the number of shares to limit dilution. The Committee typically does not consider options already outstanding or previously awarded in making such decisions.

In 1996, executives received non-qualified stock options at the fair market price on the date of grant with related dividend equivalents pursuant to the Plan. Pursuant to Mr. DiCamillo's Employment Agreement, he did not receive any stock option grants in 1996. However, he will be eligible to participate in the Company's stock incentive plan commencing in 1997. The 1996 grants for the other named executive officers under this Plan are set forth below in the table captioned "Option Grants in 1996". The Committee has recommended that beginning in 1997 no future stock option grants will have dividend equivalents.

A second type of long-term incentive is provided through participation in the Officers' Compensation Exchange Plan ("OCEP"). The OCEP provides for two types of awards. Under the first type of award, officers receive a biannual allocation of units tied in value to the market price of the common stock in exchange for a mandatory 5% reduction in their base compensation. Each participant's allocation equals 50% of the common stock that would have been allocated to the participant under the ESOP without regard to limitations imposed by the Code. The date of distribution is generally the date of retirement, termination of employment or December 31, 1997, whichever is earlier, unless the participant defers payment until retirement, but in any event not earlier than six months from the date of award. Under the second type of award, officers and key employees participate without reduction in base compensation for the exclusive purpose of receiving an allocation equal to the amount of common stock that they would have been allocated under the ESOP if the Code imposed no limits on allocations. Distribution of this type of award occurs on the participant's termination date. All units are paid in cash based upon the fair market value of the common stock on the distribution date.

For the named executive officers other than the CEO, the value of the Company's long-term incentive is comparable with those incentives for executives in similarly held positions of the Company's comparison group. The value of the CEO's long-term incentive is considerably below the long-term incentive packages of CEO's in the comparison group.

The Committee has studied the provisions of Section 162(m) of the Code, which limits the deductibility of executive compensation in excess of $1,000,000 per year. Future options granted under the 1993 Polaroid Stock Incentive Plan have been structured to be exempt from the deduction limit. Under Mr. DiCamillo's Employment Agreement, in 1996 he received a base salary of $550,008, a bonus of $400,000, 5,000 shares of restricted stock vested in October 1996 at a value of $215,000 and taxable relocation expenses of $152,215. Therefore, the $1,000,000 limit was exceeded. This limit was not exceeded for any other named executive officers.

Submitted by the Human Resources Committee:
    Delbert C. Staley, Chairman
    Frank S. Jones
    John W. Loose
    Lester Pollack
    Ralph Z. Sorenson
    Bernee D. L. Strom
    Alfred M. Zeien

SUMMARY COMPENSATION TABLE
The following table sets forth the compensation paid to the CEO and the four most highly compensated executive officers in 1996.

                                                                                         Long-Term
                                              Annual Compensation                      Compensation
                                    ---------------------------------------     ---------------------------
                                                                   Other        Restricted                            All
                                                                   Annual         Stock            Stock             Other
Name and                            Salary          Bonus       Compensation      Awards          Options         Compensation
Position                Year          ($)          ($)(1)          ($)(2)         ($)(3)            (#)              ($)(4)
-------------------------------------------------------------------------------------------------------------------------------
G.T. DiCamillo          1996        550,008        400,000        178,377         688,125               0                 0
Chairman and            1995        129,168              0        505,714       1,162,500         250,000                 0
Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------------------
E.I. Ancona             1996        312,917        150,000         31,500               0          20,000            37,672
Executive Vice
President               1995        282,504         40,000         22,125               0          17,500                 0
Business
Development             1994        157,293              0         86,250               0          25,000                 0
-------------------------------------------------------------------------------------------------------------------------------
R.M. Delahunt           1996        287,886         75,000         36,358               0          20,000            67,034
Senior Vice
President               1995        260,862              0         31,209               0          13,000            51,070
New Business
Group                   1994        257,004              0         29,428               0           9,000            32,370
-------------------------------------------------------------------------------------------------------------------------------
W.J. O'Neill, Jr.       1996        322,926        155,000         60,835               0          20,000            75,430
Executive Vice
President and           1995        287,514         20,000         48,347               0          20,000            56,377
Chief Financial
Officer                 1994        275,004              0         36,136               0          15,000            40,032
-------------------------------------------------------------------------------------------------------------------------------
C.J. Uhrich             1996        252,917        190,000         31,724               0          20,000            59,030
Executive Vice
President               1995        218,508         20,000         22,190               0          13,000            42,827
and President
Commercial              1994        204,510              0         17,945               0           8,000            31,753
Imaging Group
-------------------------------------------------------------------------------------------------------------------------------
(1) For 1995, the amounts shown in this column represent for Mr. Ancona the payment under the Polaroid Executive Incentive
    Compensation Plan, and for Mr. O'Neill and Ms. Uhrich a one time special bonus for their significant contributions to the restructuring program.
(2) Amounts shown in this column include dividend equivalents paid under the OCEP and the Polaroid Stock Incentive Plans to each named executive with the following exceptions: (i) for Mr. DiCamillo the amount in 1996 represents relocation expenses and the amount in 1995 represents his special payment as provided in his employment agreement plus relocation expenses of $5,714, (ii) the amount for Mr. Ancona in 1994 represents dividend equivalents for units granted under the
    1993 Polaroid Stock Incentive Plan and a hiring bonus of $75,000.
(3) Mr. DiCamillo's employment agreement included an award of 40,000 shares of restricted stock of which 15,000 shares were granted in February, 1996 and 25,000 shares were granted in December 1995. The restriction on the February 1996 grant provides that shares vest if certain corporate financial objectives are achieved and Mr. DiCamillo is an employee as of
    October, 2000. The restriction on the December 1995 grant provides that 5,000 shares vest on each anniversary of Mr.
    DiCamillo's employment agreement if he is an employee on such date. Regular dividends will be paid on all shares.
(4) The amounts shown in this column include the value of shares of common stock allocated in the ESOP and the Profit Sharing
    Retirement Plan ("PSRP") and the value of units allocated to participants under the OCEP in the years shown. The value of the shares or units was calculated by using a year-end closing price of $43.50 per share of common stock for 1996, $47.38 for 1995, and $32.50 for 1994. For 1996, the amounts represent $25,709 OCEP, $0 PSRP and $11,963 ESOP for Mr. Ancona;
    $43,761 OCEP, $0 PSRP and $23,273 ESOP for Mr. Delahunt; $51,896 OCEP, $261 PSRP and $23,273 ESOP for Mr. O'Neill;
    $35,583 OCEP, $174 PSRP and $23,273 ESOP for Ms. Uhrich.

OPTION GRANTS IN 1996
The following table sets forth information concerning stock options granted in 1996 under the 1993 Polaroid Stock Incentive Plan to the CEO and the four other most highly compensated executive officers.

                                                        Individual Grants
-------------------------------------------------------------------------------------------------------------------------------
                                         Percent of
                                       Total Options
                         Options         Granted to         Exercise or        Market Price                         Grant Date
                         Granted        Employees in        Base Price         on Grant Date       Expiration        Present
      Name                 (#)          Fiscal Year           ($/Sh)             ($/Sh)(1)            Date          Value $(2)
-------------------------------------------------------------------------------------------------------------------------------
G.T. DiCamillo              0                --                 --                  --                 --               --
-------------------------------------------------------------------------------------------------------------------------------
E.I. Ancona               20,000            3.1                44.75               44.75            4-29-06          523,000
-------------------------------------------------------------------------------------------------------------------------------
R.M. Delahunt             20,000            3.1                44.75               44.75            4-29-06          523,000
-------------------------------------------------------------------------------------------------------------------------------
W.J. O'Neill, Jr.         20,000            3.1                44.75               44.75            4-29-06          523,000
-------------------------------------------------------------------------------------------------------------------------------
C.J. Uhrich               20,000            3.1                44.75               44.75            4-29-06          523,000
-------------------------------------------------------------------------------------------------------------------------------
(1) All grants (i) were made at the fair market value of the stock on the date of the grant; (ii) vest 25% per year beginning on the first anniversary of the grant date; (iii) will terminate ten years from the grant date, or earlier if there is a separation of service (including termination, retirement, death); (iv) cease vesting when an officer's employment terminates; and (v) accelerate to full vesting upon a change in control, retirement at age 65 or older with ten years of service, or retirement before age 65 with age and service equal to at least 90. Dividend equivalents identical in both timing and value to the dividends paid to stockholders on common stock are paid on options granted. Common stock dividends have been $0.15 per share per quarter since 1987.
(2) Option valuations are based on the Black-Scholes option pricing model using various assumptions regarding common stock price volatility, future dividend yield and interest rates. In calculating the grant date present values set forth in the table above (i) a factor of 29.157% has been assigned to the volatility of the common stock, based on daily stock market quotations for the 12 months preceding the date of grant; (ii) the yield on the common stock has been set at 1.34% based upon its annual dividend rate of $0.60 per share at date of grant; (iii) the dividend equivalent feature has been valued by taking the present value of the dividends which would be paid over time assuming a constant dividend yield; (iv) the risk-free rate of return has been fixed at 6.51%, the rate for a ten-year U.S. Treasury Note with a maturity date corresponding to that of the option term; and (v) the actual option term to the expiration date has been used. The actual value that an executive may realize, if any, will depend on the amount by which the common stock price at the time of exercise exceeds the exercise price. There is no assurance that the value realized by an executive will equal or approximate the value estimated by the Black-Scholes model.

AGGREGATED OPTION EXERCISES IN 1996 AND 1996 YEAR-END OPTION VALUES The following chart shows the number of shares obtained by stock option exercise in 1996 and the number of shares covered by both exercisable (vested) and unexercisable (unvested) stock options as of December 31, 1996. Also reported are the values for in-the-money options, which represent the positive spread between the exercise price of any such stock options and the year-end price of the common stock of $43.50.

                                                                       Number of                      Value of Unexercised
                                                                  Unexercised Options                 In-the-money Options
                          Shares                                     as of 12/31/96                  as of 12/31/96 ($)(1)
                        Acquired on           Value          ------------------------------      ------------------------------
      Name             Exercise (#)       Realized ($)       Exercisable      Unexercisable      Exercisable      Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
G.T. DiCamillo                 0                  0            62,500            187,500            93,750           281,250
-------------------------------------------------------------------------------------------------------------------------------
E.I. Ancona                    0                  0            11,875             45,625           134,922           281,016
-------------------------------------------------------------------------------------------------------------------------------
R.M. Delahunt                  0                  0            25,586             36,989           234,316           179,783
-------------------------------------------------------------------------------------------------------------------------------
W.J. O'Neill, Jr.              0                  0            56,550             46,250           743,470           278,438
-------------------------------------------------------------------------------------------------------------------------------
C.J. Uhrich                    0                  0            20,223             35,550           205,453           163,094
-------------------------------------------------------------------------------------------------------------------------------
(1) Aggregate fair market value underlying unexercised options at year end, less the exercise price.

PENSION PLAN TABLE
The Polaroid Pension Plan is a defined benefit plan qualified under the rules of the Code, which provides a pension benefit to all eligible employees, including officers. To the extent that any participant's benefit exceeds limitations imposed by the Code, the excess benefits are paid out of unfunded supplementary plans. The following table provides the aggregate annual pension benefit that would be payable under all these plans to a participant at age 65 in the form of a straight life annuity based on the Final Average Compensation and benefit accrual as of December 31, 1996, before the deduction for Social Security. Final Average Compensation is a participant's average annual compensation for the five consecutive highest compensation years in the participant's last ten years of employment.

For this purpose, 1996 Compensation for the named officers includes the salary amount which is shown in the "Salary" column of the Summary Compensation Table uplifted by .07552.

  Final                             Years of Service
 Average      ------------------------------------------------------------
 Pay($)          15           20           25           30           35
--------------------------------------------------------------------------
 150,000       40,725       54,300       67,875       81,450       81,450
--------------------------------------------------------------------------
 175,000       47,513       63,350       79,188       95,025       95,025
--------------------------------------------------------------------------
 200,000       54,300       72,400       90,500      108,600      108,600
--------------------------------------------------------------------------
 225,000       61,088       81,450      101,813      122,175      122,175
--------------------------------------------------------------------------
 250,000       67,875       90,500      113,125      135,750      135,750
--------------------------------------------------------------------------
 300,000       81,450      108,600      135,750      162,900      162,900
--------------------------------------------------------------------------
 350,000       95,025      126,700      158,375      190,050      190,050
--------------------------------------------------------------------------
 400,000      108,600      144,800      181,000      217,200      217,200
--------------------------------------------------------------------------
 450,000      122,175      162,900      203,625      244,350      244,350
--------------------------------------------------------------------------
 500,000      135,750      181,000      226,250      271,500      271,500
--------------------------------------------------------------------------
 550,000      149,325      199,100      248,875      298,650      298,650
--------------------------------------------------------------------------
 600,000      162,900      217,200      271,500      325,800      325,800
--------------------------------------------------------------------------
 650,000      176,475      235,300      294,125      352,950      352,950
--------------------------------------------------------------------------

The following table sets forth the current compensation as defined in the Pension Plan and credited years of service (also called years of credited benefit accrual) of the CEO and the other named executive officers.

      Name              Pension Plan Compensation($)   Credited Years of Service
--------------------------------------------------------------------------------
G.T. DiCamillo(1)                      0                           2.5
--------------------------------------------------------------------------------
E.I. Ancona(2)                   272,782                          17.6
--------------------------------------------------------------------------------
R.M. Delahunt(3)                 256,706                          25.0
--------------------------------------------------------------------------------
W.J. O'Neill, Jr.(3)             278,306                          25.0
--------------------------------------------------------------------------------
C.J. Uhrich(3)                   203,922                          25.0
--------------------------------------------------------------------------------

(1) Mr. DiCamillo has a supplemental executive retirement plan which grants him one additional year of service for each of his first ten years of actual service with the Company. This pension benefit vests upon Mr. DiCamillo's completion of 2 1/2 years of service.

(2) Mr. Ancona has a supplemental executive retirement plan which grants him full pension benefits as if he were vested in the Polaroid Pension Plan for fifteen years, offset by the pension benefits he will receive from a previous employer. For 1996, this results in a straight life annuity benefit at age 65 of approximately $34,829.

(3) Mr. Delahunt, Mr. O'Neill and Ms. Uhrich's pension plan compensation is uplifted by an additional .0512% in order to insure that pensions were not adversely affected by a reduction in pay and benefits which occurred in 1988.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 -- FORM 3 AND 4 REPORTING OBLIGATION
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, named officers and persons who beneficially own more than ten percent (10%) of any class of the Company's equity securities ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's equity securities. During 1996 there was one inadvertent omission to file a Form 3 by Ronald Olsen, the employee director who is a Technical Specialist for the Company. The omitted Form 3 has since been filed. The Company believes that during 1996 all other Reporting Persons complied with their Section 16(a) filing obligations.

THE POLAROID EXTENDED SEVERANCE PLAN
The Extended Severance Plan is established for all employees of the Company who may be adversely affected following a change in control of the Company. The Extended Severance Plan becomes operative upon certain events effectively constituting a change in control of the Company. Such events (the date on which any such event occurs is referred to as a "Trigger Date") include, at present
(i) a change in control within the meaning of certain Federal securities laws,
(ii) a specified change in composition of the Company's Board of Directors within two years following the aquisition by a person or group (other than a subsidiary of the Company or an employee benefit plan of the Company or any of its subsidiaries) of 20% or more of the outstanding Common Stock, (iii) following such an acquisition of 20% or more of the outstanding Common Stock, a merger or consolidation involving the Company or a disposition by the Company and its subsidiaries of a major part of the assets of the Company and its subsidiaries (iv) the acquisition by a person or group (other than a subsidiary of the Company or an employee benefit plan of the Company or any of its subsidiaries) of 30% or more of the outstanding Common Stock (v) the date stockholders approve either the liquidation of the Company, disposition of substantially all its assets; or (vi) the date stockholders approve any merger or consolidation other than one in which at least 50% of the voting securities or the Company immediately prior thereto remain viable.

A participant in the Extended Severance Plan is entitled to receive a severance payment under the Extended Severance Plan. This payment will be made in lieu of a normal severance payment, if, within two years after of the Extended Severance Plan becoming operative, his or her employment is terminated for any reason by the Company, except for serious or willful misconduct, or if he or she voluntarily leaves the Company after the occurrence of certain defined events that adversely affect the participant. This severance payment will be the greater of (i) twice the highest amount provided under any Company layoff or severance plan; (ii) one-twelfth of one month's Compensation (as defined) for each month of service; or (iii) six months' Compensation. However, this severance payment may not exceed thirty months of Compensation. For purposes of the Extended Severance Plan, Compensation includes base pay, shift and overtime premiums and cash bonuses (except for payments under long-term incentive plans). A participant who receives a severance payment under the Extended Severance Plan has the right to continue to receive certain Company welfare benefits, such as medical, dental and life insurance coverage.

EMPLOYMENT AGREEMENTS
On October 20, 1995, the Company entered into an employment agreement for a term of approximately five years with Gary T. DiCamillo. The agreement was amended in December, 1995 and March, 1997. Pursuant to the terms of Mr. DiCamillo's amended employment agreement he became the Company's Chairman and Chief Executive Officer effective December 1, 1995. The agreement provides for (i) an annualized base salary of no less than $550,000, which shall be reviewed periodically by the Board of Directors; (ii) participation in the Company's annual executive bonus plan, with minimum guaranteed payment, for 1996 only, of $400,000; (iii) a ten year option to purchase 250,000 shares of common stock that vests in four equal annual installments commencing October 20, 1996, if Mr. DiCamillo is an employee on the applicable vesting date; (iv) 25,000 shares of restricted common stock, that vests in five equal annual installments commencing October 20, 1996, if Mr. DiCamillo is an employee on the applicable vesting date; (v) 15,000 shares of restricted stock that vests on October 20, 2000, if Mr. DiCamillo is an employee on that date and has achieved the performance factors which were established by the Board of Directors on February 23, 1996, the date these shares were granted; (vi) a special payment of $500,000 to compensate Mr. DiCamillo for amounts forfeited due to his resignation from his previous employment; (vii) a severance package if Mr. DiCamillo's employment is terminated without "Cause" or has a "Constructive Termination" (as each such terms are defined) equal to two times his base pay and his annual bonus paid at target for the pro-rata portion of the year worked; and (viii) if there is a Change in Control and Mr. DiCamillo's employment terminates for any reason within 18 months a severance payment equal to three times the sum of his base salary and annual target bonus plus (a) payment of a pro-rata bonus (based on the annual target bonus) for the year in which the termination of Mr. DiCamillo's employment occurs; (b) a gross up in the event any payments are subject to the excise tax imposed by Section 4999 of the Code; and (c) continuation of benefits (including additional pension benefit accruals) for 36 months.

In May 1994, the Company entered into an employment agreement with Mr. Ancona, which was amended on July 10, 1995. Under the amended agreement, Mr. Ancona received a lump sum hiring bonus; a pension supplement (as described in footnote 2 on page 21); and a severance agreement that provides 24 months pay during the initial 60 months of employment, and 12 months pay thereafter, if he is terminated without cause, or resigns due to a significant reduction in responsibilities or a reduction in benefits, in addition to the benefits he would be entitled to receive under the Polaroid Extended Severance Plan. Options granted to Mr. Ancona would become fully vested at the time of termination if termination was without cause and such options would have become exercisable within three years from the date of termination.

The Company has also entered into Change in Control Severance Agreements (the "Agreements") with Messrs., Ancona, Delahunt and O'Neill and with Ms. Uhrich (the "Executives"). Under the terms of the Agreements, the severance protections contained therein apply only if (i) there is a "Change in Control" and (ii) an Executive is terminated without "Cause" or has a "Constructive Termination" (as each such term is defined) within 2 years following the Change in Control. The severance amount is equal to the greater of (i) the amount that is provided for under the Extended Severance Plan or (ii) two times the sum of their respective base salaries and annual target bonuses. The Agreements also provide for (i) payment of a pro-rata bonus (based on the annual target bonus) for the year in which the termination of an Executive's employment occurs; (ii) a gross up in the event any payments to the Executives are subject to the excise tax imposed by Section 4999 of the Code and (iii) continuation of benefits (including additional pension benefit accruals) for the greater of 24 months or the protected period under the Extended Severance Plan.

PERFORMANCE GRAPH
The following graph compares the Company's cumulative total stockholder return (including dividends) over the last five fiscal years with the S&P 500 Index and a peer group index comprised of the Fortune 500 Scientific, Photographic, and Control Equipment Index (for 1996: 3M, Bausch & Lomb, Baxter International, Beckman Instruments, Becton Dickinson, Boston Scientific, C. R. Bard, Guidant, Eastman Kodak, EG&G, Honeywell, Medtronic, Perkin-Elmer, Polaroid, Tektronix, Teradyne, Thermo Electron, United States Surgical, Varian Associates and Xerox).


                             COMPARISON OF FIVE-YEAR
                     CUMULATIVE TOTAL STOCKHOLDER RETURN (1)
--------------------------------------------------------------------------------
                             DEC-91   DEC-92   DEC-93   DEC-94   DEC-95   DEC-96
--------------------------------------------------------------------------------
POLAROID CORP.                $100     $119     $131     $129     $191     $178
S&P 500(R)                    $100     $108     $118     $120     $165     $203
FORTUNE 500 INDUSTRY GROUP    $100     $ 99     $105     $114     $172     $210
--------------------------------------------------------------------------------

(1) ASSUMES THAT THE VALUE OF THE INVESTMENT IN THE COMPANY'S COMMON STOCK AND IN EACH INDEX WAS $100 ON DECEMBER 31, 1991 AND THAT ALL DIVIDENDS WERE REINVESTED.

OTHER MATTERS
The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, some officers and regular employees of the Company may solicit proxies personally or by telephone or by telegraph. The Company has engaged Georgeson & Co. Inc. to assist in proxy solicitation at a cost of $15,000 plus out-of-pocket expenses. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company's common stock. Nominations to the Board of Directors by Stockholders must be made in accordance with the information and timely notice requirements of the Company's By-Laws, a copy of which may be obtained from the Secretary of the Company. Such nominations must be in writing. For consideration at an annual meeting, such nominations must be received by the Secretary of the Company not later than 90 days in advance of such meeting.

Stockholder proposals intended for presentation at the 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy not later than December 1, 1997.

By order of the Board of Directors,

/s/ Thomas M. Lemberg
    Thomas M. Lemberg
Senior Vice President, General Counsel and Secretary

April 7, 1997

                             APPENDIX  A





           THE POLAROID BOARD OF DIRECTORS STOCK PLAN
           ------------------------------------------







                      POLAROID CORPORATION
                      --------------------


                    Cambridge, Massachusetts




                    Effective January 1, 1997

           THE POLAROID BOARD OF DIRECTORS STOCK PLAN
           ------------------------------------------

     The purpose of the Plan is to advance the interests of the Company and its shareholders by affording non-employee members of its Board of Directors an opportunity to increase their proprietary interest in the Company by the grant of Awards under the terms set forth herein. The Company believes that this Plan can give an incentive to its non-employee members of the Board to increase revenues and profits.

                            ARTICLE I

                           DEFINITIONS
                           -----------


1.01 Award. Award shall mean an incentive award granted under the Plan, whether in the form of Options, Stock Appreciation Rights, Restricted Stock or any other form of consideration (which may provide for settlement in shares of Stock, cash and/or a combination thereof) determined by the Committee to be consistent with the purposes of the Plan, including but not limited to restricted units, phantom stock, performance awards, performance units, performance shares, stock appreciation shares, limited stock appreciation rights, stock acquisition rights, valuation protection rights, reload options or any other type of award or combination or derivative of various types of awards.

1.02 Board or Board of Directors. Board or Board of Directors shall mean the Board of Directors of the Company.

1.03 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

1.04 Committee. Committee shall mean a Committee of the Board consisting of members of the Board of Directors who are Non-
     Employee Directors as defined in Rule 16b-3 (b) (3) promulgated under the Exchange Act.

1.05 Company.  Company shall mean Polaroid Corporation, a
     Delaware corporation, and any successor thereof.

1.06 Exchange Act.  Exchange Act shall mean the Securities
     Exchange Act of 1934, as amended.

1.07 Fair Market Value. Fair Market Value of the Stock shall mean the last sale price at which Stock is traded on any given date or, if no Stock is traded on such date, the most recent prior date on which Stock was traded, as reflected in the New York Stock Exchange Composite Transactions Index.

1.08 Option. Option shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the Agreement executed pursuant hereto.

1.09 Option Price. Option Price shall mean the price per share of Stock purchasable under an Option. The Option Price shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value on the Date of Grant.

1.10 Participant. Participant shall mean a non-employee member of the Board, or a former non-employee member of the Board who has received an Award granted by the Committee hereunder.

1.11 Plan.  Plan shall mean the Board of Directors Stock Plan.

1.12 Restricted Stock Awards. A Restricted Stock Award shall mean a grant made by the Committee entitling the Participant to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

1.13 Securities Act.  Securities Act shall mean the Securities
     Act of 1933, as amended from time to time.

1.14 Stock. Stock shall mean common stock, par value $1 per share, issued by the Company.

1.15 Stock Appreciation Right. A Stock Appreciation Right shall mean a grant entitling the Participant to receive an amount in cash or shares of Stock or a combination thereof having a value equal to (or if the Committee shall so determine at the time of a grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option Price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having sole discretion to determine the form of payment. A Stock Appreciation Right is further defined in
     Article V hereof.

1.16 Stock Incentive Agreement or Agreement. Stock Incentive Agreement or Agreement shall mean the agreement as described in Section 3.04 of the Plan between the Company and the Participant under which such Participant receives an Award pursuant to this Plan.


1.17 Unrestricted Stock Awards.  An Unrestricted Stock
     Award shall mean a grant made by the Committee entitling the Participant to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, share of Stock free from any restrictions imposed under the Plan ("Unrestricted Stock").

                           ARTICLE II

                          PARTICIPATION
                          -------------

2.01 Participation. An Award under this Plan may be made by the Committee to non-employee members of the Board of Directors.


                           ARTICLE III

               SHARES OF STOCK SUBJECT TO THE PLAN
               -----------------------------------

3.01 Limitations .
          a) Subject to adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock or Stock equivalents which may be granted hereunder to Participants under all forms of Awards shall not exceed 300,000 shares plus the number of shares available for grant under the Polaroid Board of Directors Stock Option Plan approved by the Company's shareholders in 1990 (the "1990 Plan). No grants will be made under the 1990 Plan after this Plan is approved by the Shareholders.
          b) For purposes of this Section 3.01, the shares of Stock that shall be counted toward such limitation shall include all Stock:
               1) Issued or issuable pursuant to Options that have been or may be exercised;
               2) Subject to Stock Appreciation Rights that have been or may be exercised (other than Stock Appreciation Rights granted in tandem with outstanding Options or any limited stock appreciation rights deemed to be granted pursuant to Article XI); and,
               3) Issued as, or subject to issuance as Restricted Stock or Unrestricted Stock.
          c) Shares of Stock subject to grants under this Plan shall be authorized and unissued shares of Stock or treasury stock.

3.02 Availability of Shares Once Issued Under the Plan. Once Awards have lapsed, terminated or have been forfeited, the Committee shall have the sole discretion to issue a new grant to any Participant, covering the number of shares to which such lapsed, terminated or forfeited grant related.

3.03 Adjustments To Awards Once Issued. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustments, if any, as deemed appropriate in its sole discretion. The Committee may adjust the number and kind of shares which may be granted under the Plan, and the number, the Option Price, and the kind of shares or property subject to each outstanding grant. The adjustment by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares of Stock shall be issued under the Plan as a result of such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

3.04 Grants and Agreement. Each grant of an Award under this Plan shall be evidenced by a written Stock Incentive Agreement dated as of the date of the grant and executed by the Company and the Participant. This Agreement shall set forth the terms and conditions of such Award, as may be determined by the Committee consistent with this Plan.


                           ARTICLE IV

                             OPTIONS
                             -------

4.01 Option Exercise. Subject to Federal and State statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Agreement or in procedures established by the Committee.
     The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards, brokers' cashless exercise arrangement, or any other arrangement satisfactory to the Committee.

4.02 Options. The Committee may grant Options to any Participant in such amount and at such Option Price determined at the discretion of the Committee. Options granted under the Plan are not intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code..

4.03 Vesting of Options. The Stock Incentive Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. Subsequent to such date or dates, the option shall be deemed "vested." Notwithstanding the terms of any Stock Incentive Agreement, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant of an Option subject to the other terms of the Plan.

     A Participant's subsequent transfer or disposition of any Stock secured through the grant shall be subject to any Federal and State laws then applicable, specifically securities laws.



                            ARTICLE V

                    STOCK APPRECIATION RIGHTS
                    -------------------------

5.01 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants by the Committee in tandem with, or independently of, any Option granted pursuant to Article IV of this Plan, either at or after the time of the grant of such Option.

     A Stock Appreciation Right, or applicable portion thereof granted in tandem with an Option, shall terminate and no longer be exercisable upon the termination or exercise of the related Option. However, if a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Option, such Stock Appreciation Right shall terminate only if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by such Stock Appreciation Right.

5.02 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee and embodied in the Agreements and in procedures established by the Committee. The Committee at any time may accelerate the exercisability of any Stock Appreciation Right and otherwise waive or amend any conditions of the grant of a Stock Appreciation Right.


                           ARTICLE VI

                     RESTRICTED STOCK AWARDS
                     -----------------------

6.01 Grant of Restricted Stock Award. The Committee may grant a Restricted Stock Award to any Participant at no cost or for a purchase price determined by the Committee at the time of grant. The Restricted Stock shall be subject to such restrictions and conditions as determined by the Committee and embodied in the Agreement.

6.02 Agreement. If the purchase of Restricted Stock is required by the Agreement, a Participant who is granted a Restricted Stock Award shall not have any rights with respect to such grant unless the Participant shall have accepted the grant within 60 days (or such shorter time as the Committee may specify) following the date of the grant by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the grant and by executing and delivering to the Company an Agreement in such form as the Committee shall determine.

6.03 Rights as a Shareholder. After the Restricted Stock has been recorded in the stock ledger of the Company and:

     a) Upon complying with Section 6.02 above, if payment of purchase price is required by the Agreement; or,

     b) Immediately, if no purchase price is required by the Agreement, a Participant shall have all the rights of a shareholder with respect to such Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section and Section 6.04, and subject to such other conditions (including but not limited to condition on voting and dividend rights) as are contained in the Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6.05 below and the Agreement.

6.04 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. Restrictions on shares of Restricted Stock shall be set forth in a Stock Incentive Agreement and may include such vesting restrictions as the Committee shall determine, including but not limited to restrictions related to timing, profitability of the Company, and growth of the share price. In the event of a Participant's ceases to serve on the Board for any reason (including death) prior to the date shares of Restricted Stock awarded to such Participant become vested, the Company shall have the right, at the discretion of the Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from such Participant or Participant's legal representative.

6.05 Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restrictions imposed upon the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."
     The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant. A Participant may transfer or dispose of any Restricted Stock that has vested, subject to any Federal and State laws then applicable, specifically securities laws.

                           ARTICLE VII

                    UNRESTRICTED STOCK AWARDS
                    -------------------------

7.01 Grant or Sale of Unrestricted Stock. The Committee may grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any Participant pursuant to which such Participant may receive shares of Unrestricted Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

7.02 Elections to Receive Unrestricted Stock in Lieu of Compensation. Upon the request of a Participant and with the consent of the Committee, each such Participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such Participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

7.03 Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.


                          ARTICLE VIII

                       STOCK CERTIFICATES
                       ------------------

8.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan or of any portion thereof prior to fulfillment of all of the following conditions:

     a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;
     b) The completion of any registration or other qualification of such shares under any Federal or State law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;
     c) The obtaining of any approval or other clearance from any Federal or State governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and,
          d) The lapse of such reasonable period of time following the exercise of the grant as the Committee from time to time may establish for reasons of administrative convenience.

     If these conditions are not satisfied, the Participant may lose his rights to such Stock as determined by the Committee.

                           ARTICLE IX

                            DIVIDENDS
                            ---------

9.01 Dividends. At the time of each grant of an Award the Committee may, in its sole discretion, determine whether the grant shall provide a dividend or a dividend equivalent and the terms and conditions under which any such dividend or dividend equivalent is to be provided, including but not limited to permitting or requiring immediate payment, deferral or investment of dividends or dividend equivalents.


                            ARTICLE X

                       PLAN ADMINISTRATION
                       -------------------

10.01 Plan Administration. The Plan and all Agreements shall be administered, and all grants under this Plan shall be awarded, by the Committee. The Committee shall have full authority and absolute sole discretion:
     a) To determine, consistent with the provisions of this Plan, which of the non-employee members of the Board shall be granted Awards the form and terms of such Awards including forms of Awards not specifically described in Articles IV, V, VI and VII above; the form and terms of such Awards; the timing of such grants; the number of shares subject to each Award and the Option Price of Stock covered by each Option (if applicable); and the period over which the Awards shall become and remain exercisable (if applicable);
     b) To determine the terms and provisions of each respective Stock Incentive Agreement, which need not be identical;
     c) To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan;
     d) To adopt, alter, and repeal such rules, guidelines, and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable;
     e) To construe and interpret the terms and provisions of the Plan and any Award (including related Agreements);
     f) To decide all disputes arising in connection with the Plan; and,
     g)   To otherwise supervise the administration of the Plan.

                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS
                    ------------------------

11.01 Applicable Law. To the extent that state law shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware.

11.02 Expenses. The expenses of administering the Plan shall be borne by the Company.

11.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

11.04 Headings Not Part of the Plan. Headings of Articles and Sections are inserted for convenience and reference;
     they constitute no part of this Plan.

11.05 Indemnification. No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Agreement issued pursuant to this Plan or any grants under this Plan. Each member of the Board of Directors and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

11.06 Limitation of Rights. Neither the adoption and maintenance of the Plan or Agreement nor anything contained herein, with respect to any Participant, shall be deemed to create any contract or other right or interest under the Plan, or in any funds hereunder, other than as specifically provided in the Plan and the Agreement.

11.07 No Distribution Until Compliance with Legal Requirements. The Committee may require each Participant acquiring shares pursuant to a grant to represent to and agree with the Company in writing that such Participant is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to a grant until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and grants as it deems appropriate.

11.08 Non-Assignability. Except as provided in Section 11.09, a Participant's interest under this Plan shall not be subject at any time, or in any manner, to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be void and any interest so encumbered will terminate.

11.09 Nontransferability. An Award (other than any Unrestricted Stock Award or any Award of Restricted Stock after the restrictions relating thereto shall have lapsed) shall not be transferable by the Participant other than by will or the laws of descent and distribution. During the lifetime of the Participant, such Award shall be exercisable or perfected only by the Participant in accordance with the terms of this Plan and the Agreement. Notwithstanding the foregoing and anything to the contrary elsewhere herein, the Committee may permit a Participant to transfer, without consideration for the transfer, Awards to members of the Participant's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Agreement.

11.10 Other Compensation Plans. The adoption of the Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its subsidiaries from:

     a) Establishing any other forms of incentive or other compensation for directors, officers or employees of the Company or its subsidiaries; or,
     b) Assuming any forms of incentives or other compensation of any person or entity in connection with the acquisition of the business or assets, in whole or in part, of any person or entity.

11.11 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

11.12 Tax Withholding. Each Participant shall, no later than the date as of which the value of a grant or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, State, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards or any other arrangement satisfactory to the Committee. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

11.13 Non-Contravention of Securities Laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

11.14 Unenforceability of a Particular Provision. The unenforceability of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such unenforceable provision were omitted.


                           ARTICLE XII

                        CHANGE OF CONTROL
                       ------------------

12.01 Acceleration. Unless the Committee shall otherwise expressly provide in the Agreement relating to an Award:
     a) Upon the occurrence of a Trigger Date (as hereinafter defined):
          1)   In the case of Options and Stock
               Appreciation Rights, each such Option and Stock Appreciation Right shall automatically become fully exercisable;
          2)   Restrictions and conditions applicable
               to Restricted Stock shall automatically be deemed waived, and the recipients of such grants shall become entitled to receipt of the Stock subject to such grants; and,
          3)   In the case of any other Award, the
               occurrence of such Trigger Date shall have such effect on such Award as may be provided in the Agreement related thereto or in the Committee's procedures; and,
     b) The Committee may at any time accelerate the exercisability of any Awards (if applicable) and may waive restrictions and conditions on Awards (if applicable) to the extent it shall in its sole discretion determine.

12.02 Special Rights. Anything in this Plan and the 1990 Plan to the contrary notwithstanding, but subject to Section 12.04, during the 90-day period from and after a Trigger Date (the "Change of Control Exercise Period") a Participant (other than a Participant who initiated the event that resulted in the occurrence of such Trigger Date in a capacity other than as an officer or director of the Company) shall have the following rights, unless the Committee shall otherwise expressly provide in the Agreement relating to an Award:

     a) With respect to any Option or 1990 Plan Option (or portion thereof) granted to such Participant and unaccompanied by a Stock Appreciation Right, such Participant shall have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender all or a portion of such Option or 1990 Plan Option (as the case may be) to the Company and to receive in cash, for each share of Stock in respect of which such Option or 1990 Plan Option (as the case may be) is surrendered, an amount equal to the amount by which the Event Price exceeds the Option Price (as such term is defined in the 1990 Plan in the case of a 1990 Plan Option) for such share;
     b) With respect to any Stock Appreciation Right granted to such Participant, such Participant shall have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender such Stock Appreciation Right to the Company and to receive in cash an amount equal to the amount such Participant would have received if such Stock Appreciation Right had been exercised and the Fair Market Value of a share of Stock on the date of exercise had been the Event Price;
     c) With respect to any Restricted Stock granted to such Participant in respect of which such Participant has paid the required purchase price (if any), such Participant shall have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender all or a portion of such Restricted Stock to the Company and receive in lieu thereof a cash payment equal to the Event Price for each share of Restricted Stock so surrendered; and,
     d) With respect to any other type of Award granted to such Participant, such Participant shall have the right to take such action or make such election as may be permitted upon a Trigger Date in the Agreement relating to such Award or in the Committee's procedures.

12.03 Special Merger Provisions. Anything in this Plan and the 1990 Plan to the contrary notwithstanding (other than Section 12.02 of this Plan shall control in the event of any conflict with this Section 12.03), upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of liquidation of the Company (in each case, a "Transaction"), all outstanding Options (including under the 1990 Plan) shall become fully vested and exercisable and the Board or the board of directors of any corporation assuming the obligation of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding
     Options:

     a) provide that such Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),
     b) upon written notice to the Optionees, provide that all unexercised Options will terminate immediately prior to the consummation of the Transaction unless exercised by the Optionee within a specified period following the date of such notice, and/or
     c) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the Optionees equal to the difference between:

          i) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and
          ii) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options
               In the event Options will terminate upon the consummation of the Transaction, each Optionee shall be permitted, within a specified period determined by the Committee, to exercise all outstanding Options held by such Optionee that are then exercisable; and, subject to the consummation of the Transaction, all Options that would become fully vested and exercisable solely as a result of the Transaction.

12.04 Limitation on Special Rights. If a Participant is subject to the restrictions of Section 16(b) of the Exchange Act and has been granted (or is deemed to have been granted) an Award under this Plan during the six months prior to a Trigger Date, then the Change of Control Exercise Period referred to in Section 12.02 shall, in respect of such Award, begin on the Trigger Date and end 90 days after the date six months after the later of the Approval Date or the date such Award was granted. If a Trigger Date occurs prior to six months after the Approval Date, then the Change of Control Exercise Period referred to in Section 12.02 shall, in respect of 1990 Plan Options, begin on the Trigger Date and end 90 days after the date six months after the Approval Date. The Committee may at any time prior to the occurrence of a Trigger Date provide that any or all of the exercises, surrenders, elections and other actions that may be taken by Participants pursuant to Section 12.02 shall occur automatically with respect to Participants (or particular categories of Participants) subject to Section 16(b) of the Exchange Act.

12.05 Termination of Participant; Modification of the Plan. The rights of a Participant under Section 12.02 with respect to Awards or 1990 Plan Options may be exercised during the Change of Control Exercise Period referred to therein (or, if applicable, in Section 12.04) notwithstanding the termination of the Participant's employment by the Company, unless provided otherwise in the Agreement relating to such Award. Anything in this Plan to the contrary notwithstanding, no termination, amendment or modification of this Plan after the occurrence of a Trigger Date shall in any manner adversely affect any Participant's rights under this Article XII in respect of such Trigger Date without the written consent of the affected Participant.

12.06 Event Price. In connection with a Trigger Date and an exercise, surrender, election or other action contemplated by Section 12.02 with respect to an Award or a 1990 Plan Option, Event Price shall mean a price per share of Stock equal to the higher of:

     a) The highest Fair Market Value of the Stock during the period beginning 90 days prior to such Trigger Date and ending on and including the last trading day prior to such exercise, surrender, election or other action; or,
     b) Whichever of the following is applicable (or the highest if more than one is applicable):

          1)   The highest per share price paid or to
               be paid in any tender or exchange offer which is in effect at any time during such period referred to in clause (A);
          2)   The fixed or formula price for the
               acquisition of shares of Stock in a merger or similar agreement approved by the Company's stockholders or the Board, if such price is determinable on the date of such exercise, surrender, election or other action; and/or,
          3)   The highest price per share paid or to
               be paid to any stockholder of the Company in a transaction or group of transactions (including any tender or exchange offer) giving rise to the occurrence of such Trigger Date;

          provided, however, that a Participant may at the time of an election pursuant to Section 12.02 request that certain of the foregoing parameters be disregarded (which may include shortening applicable time periods) in determining the Event Price applicable to one or more of the Awards held by such Participant, so long as disregarding such parameters does not increase the Event Price and the Committee may grant such a waiver.

          Any securities or property which are part or all of the consideration paid or to be paid for shares of Stock in connection with any event contemplated by clauses (b)
          (1), (2), and (3) above shall be valued in determining the Event Price at the higher of (x) the valuation placed on such securities or property by the person or entity which paid or is to pay such price or (y) the valuation placed on such securities or property by the Committee.

12.07 Trigger Date. Trigger Date shall have the meaning assigned to such term in the Polaroid Extended Severance Plan adopted by the Company effective July 28, 1987 and amended from time to time, and as it may be further amended from time to time.

12.08     1990 Plan Options.  1990 Plan Options shall mean
     "Options", as such term is defined in the 1990 Plan.


                          ARTICLE XIII

           PERMANENCY OF THE PLAN AND PLAN TERMINATION
           -------------------------------------------

13.01     Effective Date.  This Plan became effective as of
     January 1, 1997, upon a resolution by the Board of Directors for its adoption, subject to the approval of the shareholders within 1997.

13.02 Termination, Amendment, and Modification of the Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 3.03 hereof.
     IN WITNESS WHEREOF, this Plan is hereby adopted effective January 1, 1997 and executed this 27th day of March, 1997.


Attest:                          POLAROID CORPORATION

/s/ Louise L. Cavanaugh          By: /s/ Gary T. DiCamillo
-----------------------          --------------------------
                                  Chief Executive Officer

                      APPENDIX B




              THE 1993 POLAROID STOCK INCENTIVE PLAN

The purpose of the Plan is to advance the interests of the Company and its shareholders by affording officers, executives and other key employees of the Company and its Subsidiaries an opportunity to increase their proprietary interest in the Company by the grant of Awards under the terms set forth herein. The Company seeks to motivate present employees as well as attract highly competent individuals whose judgment, initiative, leadership, and continued effort contribute to the success of the Company and its Subsidiaries. The Company believes that this Plan can give an incentive to managers to increase revenues and profits.

                               ARTICLE I
                              DEFINITIONS
                              -----------

1.01 Award. Award shall mean an incentive award granted under the Plan, whether in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, or any other form of consideration (which may provide for settlement in shares of Stock, cash and/or a combination thereof) determined by the Committee to be consistent with the purposes of the Plan, including but not limited to restricted units, phantom stock, stock appreciation shares, limited stock appreciation rights, stock acquisition rights, valuation protection rights, reload options or any other type of award or combination or derivative of various types of awards.

1.02 Board or Board of Directors.  Board or Board of Directors
     shall        mean the Board of Directors of the Company.

1.03 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

1.04 Committee. Committee shall mean a Committee of the Board of whom each member:
     (A)  is not a current employee of the Company; and,
(B)  is not otherwise disqualified from being:
          (i) a "non-employee director" with respect to the Company for purposes of Rule 16b-3(b)(3) under the Exchange Act (or any successor rule); or
          (ii) an "outside director" with respect to the Company for purposes of Section 162(m) of the Code (or any successor statute) and the rules and regulations of the Treasury Department promulgated thereunder; provided, however, that the failure of any member of the Committee appointed by the Board in good faith to meet the requirements of clause (B) above shall not invalidate the Plan or any Award granted hereunder.

1.05 Company.  Company shall mean Polaroid Corporation, a
     Delaware corporation, and any successor thereof.

1.06 Exchange Act.  Exchange Act shall mean the Securities
     Exchange Act of 1934, as amended.

1.07 Fair Market Value. Fair Market Value of the Stock shall mean the last sale price at which Stock is traded on any given date or, if no Stock is traded on such date, the most recent prior date on which Stock was traded, as reflected in the New York Stock Exchange Composite Transactions Index.

1.08 Incentive Stock Option. Incentive Stock Option shall have the meaning given to it by Section 422 of the Code and as further defined in Article V hereof.

1.09 Nonstatutory Stock Option. Nonstatutory Stock Option shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

1.10 Option. Option shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the Agreement executed pursuant thereto.

1.11 Option Price. Option Price shall mean the price per share of Stock purchasable under an Option. The Option Price shall be determined by the Committee at the time of grant but, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value on the date of grant.

1.12 Participant. Participant shall mean an employee or former employee of the Company or one of its Subsidiaries who has received an Award granted by the Committee hereunder.

1.13 Performance Award. Performance Award means an award made pursuant to Article VIII that is subject to attainment of one or more Performance Goals.

1.14 Performance Goal. Performance Goal means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

1.15 Plan.  Plan shall mean the 1993 Polaroid Stock Incentive
     Plan, as amended.

1.16 Restricted Stock Awards. A Restricted Stock Award shall mean a grant made by the Committee entitling the Participant to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

1.17 Securities Act.  Securities Act shall mean the Securities
     Act of 1933, as amended from time to time.

1.18 Stock. Stock shall mean common stock, par value $1 per share, issued by the Company.

1.19 Stock Appreciation Right or SAR. A Stock Appreciation Right shall mean a grant entitling the Participant to receive an amount in cash or shares of Stock or a combination thereof having a value equal to (or if the Committee shall so determine at the time of a grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option Price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having sole discretion to determine the form of payment. A Stock Appreciation Right is further defined in
     Article VI hereof.

1.20 Stock Incentive Agreement or Agreement. Stock Incentive Agreement or Agreement shall mean the agreement as described in Section 3.04 of the Plan between the Company and the Participant under which such Participant receives an Award pursuant to this Plan.

1.21 Subsidiary. Subsidiary shall mean any corporation of which more than fifty percent of the outstanding shares of voting stock are beneficially owned directly or indirectly by the Company.

                             ARTICLE II
                            PARTICIPATION
                            -------------

2.01 Participation. A grant under this Plan may be made by the Committee to any officer, executive or other key employee of the Company or a Subsidiary.

                            ARTICLE III
                SHARES OF STOCK SUBJECT TO THE PLAN
                -----------------------------------

3.01 Limitations.
     (A)  Subject to adjustments pursuant to the provisions of
          Section 3.03 hereof, the number of shares of Stock or Stock equivalents which may be granted hereunder to Participants under all forms of Awards shall not exceed 3,500,000 shares plus the remaining shares available for grant under this Plan, as of the date of approval of this Plan by the Company's stockholders (the "Approval Date"), plus the number of shares that become available under the 1990 Plan after the Approval Date due to the lapse, termination or forfeiture of grants under the 1990 Plan, including shares issued in lieu of or upon reinvestment of dividends arising from grants. No grants will be made under the 1990 Plan after the Approval Date.
     (B) For purposes of this Section 3.01, the shares of Stock that shall be counted toward such limitation shall include all Stock:
          (1) Issued or issuable pursuant to Options that have been or may be exercised;
          (2) Subject to Stock Appreciation Rights that have been or may be exercised (other than Stock Appreciation Rights granted in tandem with outstanding Options or any limited stock appreciation rights deemed to be granted pursuant to Article XII); and,
          (3)  Issued as, or subject to issuance as Restricted
          Stock.
     (C) Shares of Stock subject to grants under this Plan shall be authorized and unissued shares of Stock or treasury stock.

3.02 Availability of Shares Once Issued Under the Plan. Once grants of Awards have lapsed, terminated or have been forfeited, the Committee shall have the sole discretion to issue a new grant to any Participant, covering the number of shares to which such lapsed, terminated or forfeited grant related, provided that the Participant has received no monetary benefits of ownership therefrom, such as dividends.

3.03 Adjustments To Grants Once Issued. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares; stock split-up, or stock dividend, the Committee shall make such corresponding adjustments, if any, as deemed appropriate in its sole discretion. The Committee may adjust the number and kind of shares which may be granted under the Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding grant.

3.04 Grants and Agreement. Each grant of an Award under this Plan shall be evidenced by a written Stock Incentive Agreement dated as of the date of the grant and executed by the Company and the Participant. This Agreement shall set forth the terms and conditions of such Award, as may be determined by the Committee consistent with this Plan, and if such Agreement relates to the grant of an Option, shall indicate whether the Option that it evidences, if applicable, is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

3.05 Limitation on Grants. Except to the extent that any acceleration of vesting pursuant to Section 13.01(A) hereof may be deemed to constitute the grant of a new Award:
     (A) no Person may be granted Options covering more than 250,000 shares of Stock in any one calendar year; and,
     (B) no Person may be granted Stock Appreciation Rights covering more than 250,000 shares of Stock in any one calendar year (in each case as adjusted as provided in Section 3.03 hereof).

                             ARTICLE IV
                              OPTIONS
                              -------

4.01 Option Exercise. Subject to Federal and State statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Agreement or in procedures established by the Committee.
     The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards, or any other arrangement satisfactory to the Committee.

4.02 Nonstatutory Stock Options.  The Committee may grant
     Nonstatutory Stock Options under this Plan.  Such
     Nonstatutory Stock Options must comply with all requirements of this Plan except for those contained in Article V,
     Article VI, Article VII, and Article VIII hereof.

4.03 Vesting of Options. The Stock Incentive Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. Subsequent to such date or dates, the option shall be deemed "vested." Notwithstanding the terms of any Stock Incentive Agreement, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant.
          A Participant's subsequent transfer or disposition of any Stock secured through the grant shall be subject to any Federal and State laws then applicable, specifically securities laws.

                             ARTICLE V
                       INCENTIVE STOCK OPTIONS
                       -----------------------

5.01 General. All Incentive Stock Options shall comply with all of the restrictions and limitations set forth in Section 422 of the Code and this Article. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Nonstatutory Stock Option.

                             ARTICLE VI
                     STOCK APPRECIATION RIGHTS
                     -------------------------

6.01 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants by the Committee in tandem with, or independently of, any Option granted pursuant to Article IV or Article V of this Plan.
     In the case of a Stock Appreciation Right granted in tandem with a Nonstatutory Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Nonstatutory Stock Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.
          A Stock Appreciation Right, or applicable portion thereof granted in tandem with an Option, shall terminate and no longer be exercisable upon the termination or exercise of the related Option. However, if a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Option, such Stock Appreciation Right shall terminate only if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by such Stock Appreciation Right.

6.02 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee and embodied in the Agreements and in procedures established by the Committee. The Committee at any time may accelerate the exercisability of any Stock Appreciation Right and otherwise waive or amend any conditions of the grant of a Stock Appreciation Right.

                             ARTICLE VII
                        RESTRICTED STOCK AWARDS
                        -----------------------

7.01 Agreement. The Committee may grant a Participant a Restricted Stock Award entitling the Participant to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant. At the sole discretion of the Committee, stock subject to a Restricted Stock Award may be issued effective the date of the grant, or effective only after all restrictions on the Award have lapsed.
          If the purchase of Restricted Stock is required by the Agreement, a Participant who is granted a Restricted Stock Award shall not have any rights with respect to such grant unless the Participant shall have accepted the grant within 60 days (or such shorter time as the Committee may specify) following the date of the grant by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the grant and by executing and delivering to the Company an Agreement in such form as the Committee shall determine.

7.02 Rights as a Shareholder. After the Restricted Stock has been recorded in the stock ledger of the Company and:
     (A) Upon complying with Section 7.01 above, if the purchase of Restricted Stock is required by the Agreement; or,
     (B) Immediately, if no purchase of Restricted Stock is required by the Agreement, a Participant shall have all the rights of a shareholder with respect to such Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section and Section 7.03, and subject to such other conditions (including but not limited to condition on voting and dividend rights) as are contained in the Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7.04 below and the Agreement.

7.03 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. Restrictions on shares of Restricted Stock shall be set forth in a Stock Incentive Agreement and may include such vesting restrictions as the Committee shall determine, including but not limited to restrictions related to timing, profitability of the Company, and growth of the share price. In the event of a Participant's termination of employment with the Company and its Subsidiaries for any reason (including death) prior to the date shares of Restricted Stock awarded to such Participant become vested, the Company shall have the right, at the discretion of the Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from such Participant or Participant's legal representative.

7.04 Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restrictions imposed upon the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."
     The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant. A Participant may transfer or dispose of any Restricted Stock that has vested, subject to any Federal and State laws then applicable, specifically securities laws.

7.05 Limitation on Grants. Except to the extent that any acceleration of vesting pursuant to Section 13.01(A) hereof may be deemed to constitute the grant of a new Award no Person may be granted Restricted Stock covering more than 100,000 shares of Stock in any one calendar year.

                             ARTICLE VIII
                          PERFORMANCE AWARDS
                          ------------------

8.01 Terms of Performance Awards. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted Performance Awards, shall determine the form and amount of each such award, the time when each such award shall be granted, and the Performance Goals applicable thereto, and may prescribe other restrictions, terms and conditions applicable to such Award in addition to those provided in the Plan. A Performance Award may be payable in the form of cash, property or securities of the Company, including, without limitation, Options, Stock Appreciation Rights and/or shares of Restricted Stock (however a grant of Restricted Stock pursuant to Article VII hereof shall not constitute a Performance Award hereunder, even if subject in whole or in part to the achievement of performance goal, unless the Committee shall otherwise determine at the time of grant). A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier occurrence of:

     (A) 90 days after the commencement of the period of service to which the Performance Goal relates and
     (B) the passage of 25% of the period of service (as scheduled in good faith at the time goal is established), and in any event while the outcome is substantially uncertain.
     A Performance Goal is objective if a third party having knowledge of the relevant facts can determine whether the goal has been met.

8.02 Performance Goal Criteria. A Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: revenue, net income, cash flow (as defined for such purpose by the Committee), stock price, market share, earnings per share, return on equity, return on assets or decrease in cost, economic value added, operating profit, earnings before interest and taxes and gross margin percent. Unless otherwise stated, such Performance Goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.

8.03 Committee Certification. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

8.04 Certain Limitations. Notwithstanding anything to the contrary contained in this Plan, any Performance Awards made hereunder shall be limited so that no person may be granted Performance Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Options or Stock Appreciation Rights, or Restricted Stock subject to Article VII, to the extent such awards are counted towards the limitation set forth in Section 3.05 hereof) in any one year having a value determined on the date of grant in excess of $2,000,000.

                           ARTICLE IX
                        STOCK CERTIFICATES
                        ------------------

9.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan or of any portion thereof prior to fulfillment of all of the following conditions:
     (A) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;
     (B) The completion of any registration or other qualification of such shares under any Federal or State law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;
     (C) The obtaining of any approval or other clearance from any Federal or State governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and,
     (D) The lapse of such reasonable period of time following the exercise of the grant as the Committee from time to time may establish for reasons of administrative convenience.

     If these conditions are not satisfied, the employee may lose his rights to such Stock as determined by the Committee.

                             ARTICLE X
                             DIVIDENDS
                             ---------

10.01 Dividends. At the time of each grant of an Award the Committee may, in its sole discretion, determine whether the grant shall provide a dividend or a dividend equivalent and the terms and conditions under which any such dividend or dividend equivalent is to be provided, including but not limited to permitting or requiring immediate payment, deferral or investment of dividends or dividend equivalents.

                            ARTICLE XI
                        PLAN ADMINISTRATION
                        -------------------

11.01 Plan Administration. The Plan and all Agreements shall be administered, and all grants under this Plan shall be awarded, by the Committee. The Committee shall have full authority and absolute sole discretion:
     (A) To determine, consistent with the provisions of this Plan, which of the employees shall be granted Awards; the form and terms of such Awards; the timing of such grants; the number of shares subject to each Award and the Option Price of Stock covered by each Option (if applicable); and the period over which the Awards shall become and remain exercisable (if applicable);
     (B)  To construe and interpret the Plan and the Agreements;
     (C) To determine the terms and provisions of each respective Stock Incentive Agreement, which need not be identical;
     (D) To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan;

     (E) To adopt, alter, and repeal such rules, guidelines, and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable;
     (F) To interpret the terms and provisions of the Plan and any grant (including related Agreements);
     (G) To make all determinations it deems advisable for the administration of the Plan;
     (H) To decide all disputes arising in connection with the Plan; and,
     (I)  To otherwise supervise the administration of the Plan.

                             ARTICLE XII
                       MISCELLANEOUS PROVISIONS
                       ------------------------

12.01 Applicable Law. To the extent that state law shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware.

12.02 Expenses. The cost of benefit payments from this Plan and the expenses of administering the Plan shall be borne by the Company.

12.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

12.04 Headings Not Part of the Plan. Headings of Articles and Sections are inserted for convenience and reference;
     they constitute no part of this Plan.

12.05 Indemnification. No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Agreement issued pursuant to this Plan or any grants under this Plan. Each member of the Board of Directors and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

12.06 Limitation of Rights. Neither the adoption and maintenance of the Plan or Agreement nor anything contained herein, with respect to any Participant, shall be deemed to:
     (A) Limit the right of the Company or any Subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his employment; or,
     (B) Create any contract or other right or interest under the Plan, or in any funds hereunder, other than as specifically provided in the Plan and the Agreement.

12.07 No Distribution Until Compliance with Legal Requirements. The Committee may require each Participant acquiring shares pursuant to a grant to represent to and agree with the Company in writing that such Participant is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to a grant until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and grants as it deems appropriate.

12.08 Timing of Grants. All Awards granted under this Plan shall be granted on or prior to May 31, 2001.

12.09 Non-Assignability. A Participant's interest under this Plan shall not be subject at any time, or in any manner, to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be void and any interest so encumbered will terminate.

12.10 Non-transferability. An Award shall not be transferable by the Participant other than by will or the laws of descent and distribution. During the lifetime of the Participant, such Award shall be exercisable or perfected only by the Participant in accordance with the terms of this Plan and the Agreement.

12.11 Other Compensation Plans. The adoption of the Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its Subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its Subsidiaries from:
     (A) Establishing any other forms of incentive or other compensation for directors, officers or employees of the Company or its Subsidiaries; or,
     (B) Assuming any forms of incentives or other compensation of any person or entity in connection with the acquisition of the business or assets, in whole or in part, of any person or entity.

12.12 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

12.13 Tax Withholding. Each Participant shall, no later than the date as of which the value of a grant or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, State, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards or any other arrangement satisfactory to the Committee. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

12.14 Non-Contravention of Securities Laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

12.15 Unenforceability of a Particular Provision. The unenforceability of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such unenforceable provision were omitted.

                             ARTICLE XIII
                           CHANGE OF CONTROL
                           -----------------

13.01 Acceleration. Unless the Committee shall otherwise expressly provide in the Agreement relating to an Award:
     (A) Upon the occurrence of a Trigger Date (as hereinafter defined):
          (1) In the case of Options and Stock Appreciation Rights, each such Option and Stock Appreciation Right shall automatically become fully exercisable;
          (2) Restrictions and conditions applicable to Restricted Stock shall automatically be deemed waived, and the recipients of such grants shall become entitled to receipt of the Stock subject to such grants; and,
          (3) In the case of any other Award, the occurrence of such Trigger Date shall have such effect on such Award as may be provided in the Agreement related thereto or in the Committee's procedures; and,

     (B) The Committee may at any time accelerate the exercisability of any Awards (if applicable) and may waive restrictions and conditions on Awards (if applicable) to the extent it shall in its sole discretion determine.

13.02     Special Rights.  Anything in this Plan and the 1990
     Plan to the contrary notwithstanding, but subject to Section
     13.04, during the 90-day period from and after a Trigger
     Date (the "Change of Control Exercise Period") a Participant
     (other than a Participant who initiated the event that resulted in the occurrence of such Trigger Date in a capacity other than as an officer or director of the Company) shall have the following rights, unless the Committee shall otherwise expressly provide in the Agreement relating to an Award:
     (A) With respect to any Option or 1990 Plan Option (or portion thereof) granted to such Participant and unaccompanied by a Stock Appreciation Right, such Participant shall have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender all or a portion of such Option or 1990 Plan Option (as the case may be) to the Company and to receive in cash, for each share of Stock in respect of which such Option or 1990 Plan Option (as the case may be) is surrendered, an amount equal to the amount by which the Event Price exceeds the Option Price (as such term is defined in the 1990 Plan in the case of a 1990 Plan Option) for such share;
     (B) With respect to any Stock Appreciation Right granted to such Participant, such Participant shall have the right
          (by giving written notice to the Company) to elect
          (within the Change of Control Exercise Period) to surrender such Stock Appreciation Right to the Company and to receive in cash an amount equal to the amount such Participant would have received if such Stock
          Appreciation Right had been exercised and the Fair
          Market Value of a share of Stock on the date of exercise had been the Event Price;
     (C) With respect to any Restricted Stock granted to such Participant in respect of which such Participant has paid the required purchase price (if any), such Participant shall have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender all or a portion of such Restricted Stock to the Company and receive in lieu thereof a cash payment equal to the Event Price for each share of Restricted Stock so surrendered; and,

     (D) With respect to any other type of Award granted to such Participant, such Participant shall have the right to take such action or make such election as may be permitted upon a Trigger Date in the Agreement relating to such Award or in the Committee's procedures.

13.03 Special Merger Provisions. Anything in this Plan and the 1990 Plan to the contrary notwithstanding (other than Section 13.02 of this Plan which shall control in the event of any conflict with this Section 13.03), upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of liquidation of the Company (in each case, a "Transaction"), all outstanding Options (including under the 1990 Plan), SARs, Restricted Stock, Performance Awards and any other Award shall become fully vested and exercisable and the Board or the board of directors of any corporation assuming the obligation of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards:
     a) provide that such Awards shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),
     b) upon written notice to the holder of an Option or SAR, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of the Transaction unless exercised by the holder within a specified period following the date of such notice, and/or

     c) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the holder of an Option or SAR equal to the difference between:
          (i) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Merger Price) and
          (ii) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options or SARs.
          In the event Options and SARs will terminate upon the consummation of the Transaction, each holder of such Award shall be permitted, within a specified period determined by the Committee, to exercise all outstanding Options or SARs held by each holder of such Award that are then exercisable; and, subject to the consummation of the Transaction, all Options or SARs that would become fully vested and exercisable solely as a result of the Transaction.
     (d) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the holder of Restricted Stock or other stock-based Award equal to the Merger Price.

13.04 Limitation on Special Rights. If a Participant is subject to the restrictions of Section 16(b) of the Exchange Act and has been granted (or is deemed to have been granted) an Award under this Plan during the six months prior to a Trigger Date, then the Change of Control Exercise Period referred to in Section 13.02 shall, in respect of such Award, begin on the Trigger Date and end 90 days after the date six months after the later of the Approval Date or the date such Award was granted. If a Trigger Date occurs prior to six months after the Approval Date, then the Change of Control Exercise Period referred to in Section 13.02 shall, in respect of 1990 Plan Options, begin on the Trigger Date and end 90 days after the date six months after the Approval Date. The Committee may at any time prior to the occurrence of a Trigger Date provide that any or all of the exercises, surrenders, elections and other actions that may be taken by Participants pursuant to
     Section 13.02 shall occur automatically with respect to Participants (or particular categories of Participants) subject to Section 16(b) of the Exchange Act.

13.05 Termination of Participant; Modification of the Plan. The rights of a Participant under Section 13.02 with respect to Awards or 1990 Plan Options, may be exercised during the Change of Control Exercise Period referred to therein (or, if applicable, in Section 13.03) notwithstanding the termination of the Participant's employment by the Company, unless provided otherwise in the Agreement relating to such Award. Anything in this Plan to the contrary notwithstanding, no termination amendment or modification of this Plan after the occurrence of a Trigger Date shall in any manner adversely affect any Participant's rights under this Article XIII in respect of such Trigger Date without the written consent of the affected Participant.

13.06 Event Price. In connection with a Trigger Date and an exercise, surrender, election or other action contemplated by Section 13.02 with respect to an Award or a 1990 Plan
     Option, Event Price shall mean a price per share of Stock equal to the higher of:
     (A) The highest Fair Market Value of the Stock during the period beginning 90 days prior to such Trigger Date and ending on and including the last trading day prior to such exercise, surrender, election or other action; or,
     (B) Whichever of the following is applicable (or the highest if more than one is applicable):

          (1) The highest per share price paid or to be paid in any tender or exchange offer which is in effect at any time during such period referred to in clause (A);
          (2) The fixed or formula price for the acquisition of shares of Stock in a merger or similar agreement approved by the Company's stockholders or the Board, if such price is determinable on the date of such exercise, surrender, election or other action; and/or,
          (3) The highest price per share paid or to be paid to any stockholder of the Company in a transaction or group of transactions (including any tender or exchange offer) giving rise to the occurrence of such Trigger Date;
     provided, however, that a Participant may at the time of an election pursuant to Section 13.02 request that certain of the foregoing parameters be disregarded (which may include shortening applicable time periods) in determining the Event
     Price applicable to one or more of the Awards held by such Participant, so long as disregarding such parameters does not increase the Event Price.
          Any securities or property which are part or all of the consideration paid or to be paid for shares of Stock in connection with any event contemplated by clauses (B) (1),
     (2), and (3) above shall be valued in determining the Event
     Price at the higher of (x) the valuation placed on such securities or property by the person or entity which paid or is to pay such price or (y) the valuation placed on such securities or property by the Committee.

13.07 Trigger Date. Trigger date shall have the meaning assigned to such term in the Polaroid Extended Severance
     Plan as originally adopted by the Company effective
     June 28, 1987 and amended from time to time and as it may be further amended from time to time.

13.08     1990 Plan Options.  1990 Plan Options shall mean
     "Options", as such item is defined in the 1990 Plan.

                              ARTICLE XIV
                PERMANENCY OF THE PLAN AND PLAN TERMINATION
                -------------------------------------------

14.01     Effective Date.  This Plan originally effective as of
     May 11, 1993, was amended effective as of March 19, 1997, upon a resolution by the Board of Directors for its adoption, subject to the approval of the shareholders within 1997.

14.02 Termination, Amendment, and Modification of the Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 3.03 hereof.

     IN WITNESS WHEREOF, this Plan is hereby adopted effective
March 19, 1997 and executed this 27 day of March, 1997.
ATTEST:                            POLAROID CORPORATION


/s/ Louise L. Cavanaugh            /s/ Gary T. DiCamillo
-----------------------            -------------------------
                                   Chief Executive Officer